                                                                      EXHIBIT 99

                           PRUDENTIAL [LOGO] FINANCIAL


                        Prudential Financial, Inc. (PRU)

--------------------------------------------------------------------------------

                         Quarterly Financial Supplement

               FINANCIAL SERVICES BUSINESSES - THIRD QUARTER 2001

--------------------------------------------------------------------------------

Reference is made to Prudential Financial, Inc.'s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business.

--------------------------------------------------------------------------------

Prudential Financial, Inc.                        PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

                                    CONTENTS

                                                                                                   Page
                                                                                               -------------
HIGHLIGHTS
  Financial Highlights .........................................................................    1
  Operations Highlights ........................................................................    2

FINANCIAL SERVICES BUSINESSES
  Combined Statements of Operations ............................................................    3
  Combined Balance Sheets ......................................................................    4
  Combining Statements of Operations by Division (Quarter Ended September 30, 2001 and 2000) ...    5
  Combining Statements of Operations by Division (Nine Months Ended September 30, 2001 and 2000)    6
  Combining Balance Sheets by Division .........................................................    7


U.S. CONSUMER DIVISION
  Combined Statements of Operations ............................................................    8
  Combining Statements of Operations (Quarter) .................................................    9
  Combining Statements of Operations (Year-to-Date) ............................................   10
  Life Insurance Sales and Mutual Funds, Wrap-fee Products and Annuity Assets Under Management .   11
  Life Insurance, Mutual Funds, Wrap-fee Products and Annuity Sales by Distribution Channel ....   12
  Account Value Activity .......................................................................   13
  Deferred Policy Acquisition Costs ............................................................   14
  Supplementary Information for Individual Life Insurance and Private Client Group .............   15
  Supplementary Information for Property and Casualty Insurance ................................   16


EMPLOYEE BENEFITS DIVISION
  Combined Statements of Operations ............................................................   17
  Combining Statements of Operations (Quarter and Year-to-Date) ................................   18
  Sales Results and Assets Under Management ....................................................   19
  Supplementary Information ....................................................................   20


INTERNATIONAL DIVISION
  Combined Statements of Operations ............................................................   21
  Combining Statements of Operations (Quarter and Year-to-Date) ................................   22
  Sales Results and Supplementary Information ..................................................   23-24


ASSET MANAGEMENT DIVISION
  Combined Statements of Operations ............................................................   25
  Combining Statements of Operations (Quarter and Year-to-Date) ................................   26
  Assets Under Management - Investment Management and Advisory Services Segment ................   27


INVESTMENT PORTFOLIO
   Investment Portfolio Composition ............................................................   28
   Investment Results ..........................................................................   29

KEY DEFINITIONS AND FORMULAS ...................................................................   30-31

RATINGS AND INVESTOR INFORMATION ...............................................................   32

Prudential Financial, Inc.                        PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

                              FINANCIAL HIGHLIGHTS
                      (in millions, except per share data)


           Year-to-date              %
  -----------------------------
      2001            2000        Change
  --------------  -------------

                                           Financial Services Businesses:
                                            Pre-tax adjusted operating income by division:
            323            802     -60%      U.S. Consumer Division
            159            311     -49%      Employee Benefits Division
            398            262      52%      International Division
            155            236     -34%      Asset Management Division
             55             77     -29%      Corporate and other operations
  -------------   ------------
          1,090          1,688     -35%         Total pre-tax adjusted operating income
            431            613     -30%     Income taxes (1)
  -------------   ------------
            659          1,075     -39%    After-tax adjusted operating income
  -------------   ------------

                                            Items excluded from adjusted operating income:

             (4)          (209)    -98%       Realized investment gains (losses), net of related charges
              -              -       -        Sales practices remedies and costs
           (122)           (69)     77%       Divested businesses
           (199)          (113)     76%       Demutualization costs and expenses
  -------------   ------------
           (325)          (391)    -17%          Total items excluded from adjusted operating income, before income taxes
           (371)            42     -983%      Income taxes
  -------------   ------------
             46           (433)    -111%          Total items excluded from adjusted operating income, after income taxes
  -------------   ------------
            705            642      10%    Income from continuing operations (after tax)
              -              -       -     Income (loss) from discontinued operations, net of related taxes
  -------------   ------------
            705            642      10%    Net income
  =============   ============


                                                                                       2000                       2001
                                                                                ------------------    -----------------------------
                                                                                    3Q         4Q        1Q         2Q         3Q
                                                                                -------    -------    -----------------------------
Financial Services Businesses:
 Pre-tax adjusted operating income by division:
  U.S. Consumer Division .....................................................      166        (62)       194         82         47
  Employee Benefits Division .................................................      130         76        104         52          3
  International Division .....................................................       76         60         98        120        180
  Asset Management Division ..................................................       66         40         78         32         45
  Corporate and other operations .............................................      (25)       (81)        (1)        75        (19)
                                                                                -------    -------    -------    -------    -------
     Total pre-tax adjusted operating income .................................      413         33        473        361        256
 Income taxes (1) ............................................................      145         (8)       177        101        153
                                                                                -------    -------    -------    -------    -------
After-tax adjusted operating income ..........................................      268         41        296        260        103
                                                                                -------    -------    -------    -------    -------

 Items excluded from adjusted operating income:

   Realized investment gains (losses), net of related charges ................     (221)      (199)       243         75       (322)
   Sales practices remedies and costs ........................................     --         --         --         --         --
   Divested businesses .......................................................       (8)      (567)       (22)       (60)       (40)
   Demutualization costs and expenses ........................................      (36)       (30)       (45)      (117)       (37)
                                                                                -------    -------    -------    -------    -------
      Total items excluded from adjusted operating income, before income taxes     (265)      (796)       176       (102)      (399)
   Income taxes ..............................................................      (40)      (347)        69        (92)      (348)
                                                                                -------    -------    -------    -------    -------
       Total items excluded from adjusted operating income, after income taxes     (225)      (449)       107        (10)       (51)
                                                                                -------    -------    -------    -------    -------
Income from continuing operations (after tax) ................................       43       (408)       403        250         52
Income (loss) from discontinued operations, net of related taxes .............     --           77       --         --         --
                                                                                -------    -------    -------    -------    -------
Net income ...................................................................       43       (331)       403        250         52
                                                                                =======    =======    =======    =======    =======


Financial Services Businesses Capitalization Data:

 Short-term debt .............................................................   13,331     10,893     11,922      9,440      9,720
 Long-term debt ..............................................................    1,810      1,476      2,058      3,047      2,983

 Attributed Equity:
    Total Attributed Equity ..................................................   14,031     13,741     14,661     14,787     14,683
    Excluding unrealized gains and losses on investments .....................              13,147     13,704     13,822     13,433
    Excluding accumulated other comprehensive income .........................              13,244     13,908     13,960     13,581

 Total Capitalization:
    Excluding accumulated other comprehensive income .........................              14,720     15,966     17,007     16,564
    Including accumulated other comprehensive income .........................   15,841     15,217     16,719     17,834     17,666


(1) Income taxes applicable to pre-tax adjusted operating income, which excludes the equity tax for periods prior to demutualization.

Prudential Financial, Inc.                        PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

                         OPERATIONS HIGHLIGHTS

       Year-to-date
--------------------------
    2001          2000
------------  ------------
                              Distribution Representative Productivity:
     29            30            Prudential Agent productivity ($ thousands)
    338           412            Financial Advisor productivity (domestic; $ thousands)


                              Third Party Distribution ($ millions):
    221            72            Individual Life Insurance sales (6)
  2,513         1,038            Retail Investments gross sales (7)

                                                                                   2000                     2001
                                                                            -------------------  --------------------------
                                                                               3Q        4Q         1Q       2Q        3Q
                                                                            -------   -------    ------   -------   -------
Assets Under Management and Administration ($ billions)  (1) (2):

  Assets Under Management:
    Managed by Asset Management Division:
       Retail customers (3) ...........................................       111.7     107.4      97.2      99.8      92.8
       Institutional customers ........................................        97.8      95.1      89.5      90.7      84.9
       General account ................................................       108.7     110.0     111.0     109.3     110.1
                                                                            -------   -------   -------   -------   -------
          Total proprietary (3) .......................................       318.2     312.5     297.7     299.8     287.8
    Non-proprietary wrap-fee and other domestic assets under management        53.0      50.5      49.8      51.3      45.0
    International (4) .................................................         7.2       8.1       8.9      42.4      40.5
                                                                            -------   -------   -------   -------   -------
       Total assets under management ..................................       378.4     371.1     356.4     393.5     373.3
  Client assets (5) ...................................................       243.2     221.8     203.5     212.3     190.9
                                                                            -------   -------   -------   -------   -------
  Total assets under management and administration ....................       621.6     592.9     559.9     605.8     564.2
                                                                            =======   =======   =======   =======   =======

Distribution Representatives(1):
   Prudential Agents ..................................................       7,433     6,086     5,382     5,049     4,928
   Financial Advisors (domestic and international) ....................       6,610     6,676     6,628     6,497     6,366
   International Life Planners ........................................       3,368     3,495     3,434     3,690     3,999
   Gibraltar Life Advisors ............................................        --        --        --       7,230     6,596


Distribution Representative Productivity:
   Prudential Agent productivity ($ thousands) ........................          27        32        25        30        28
   Financial Advisor productivity (domestic; $ thousands) .............         373       367       364       338       316


Third Party Distribution ($ millions):
   Individual Life Insurance sales (6) ................................          29        56        55        43       123
   Retail Investments gross sales (7) .................................         286       426       494     1,525       494


(1) As of end of period.
(2) At fair market value.
(3) Includes International retail customer assets.
(4) Includes $30.9B of Gibraltar Life assets at September 30, 2001.
(5) Includes International customer client assets.
(6) Statutory first year premiums and deposits for Individual Life Insurance segment products by third-party channel.
(7) Gross sales of mutual funds, wrap-fee products, and annuities by third party channel.

Prudential Financial, Inc.                        PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

        COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
                                  (in millions)


           Year-to-date           %
   --------------------------
      2001          2000        Change
   ------------  ------------
                                         Revenues (1):

         6,013         4,328     39%       Premiums
         1,298         1,192     9%        Policy charges and fee income
         3,937         3,908     1%        Net investment income
         3,264         3,999    -18%       Commissions, investment management fees, and other income
   ------------  ------------
        14,512        13,427     8%           Total revenues
   ------------  ------------

                                         Benefits and Expenses (1):

         6,042         4,432     36%       Insurance and annuity benefits
         1,236         1,225     1%        Interest credited to policyholder account balances
           277           330    -16%       Interest expense
          (981)         (887)    11%       Deferral of acquisition costs
           709           593     20%       Amortization of acquisition costs
         2,463         2,565     -4%       Securities operations non-interest expenses
         3,676         3,481     6%        General and administrative expenses
   ------------  ------------
        13,422        11,739     14%         Total benefits and expenses
   ------------  ------------

         1,090         1,688    -35%     Adjusted operating income before income taxes
   ------------  ------------

                                         Items excluded from adjusted operating income before income taxes:

             3          (216)   -101%        Realized investment gains, net of losses
            (7)            7    -200%        Related charges
   ------------  ------------
            (4)         (209)   -98%         Total realized investment gains (losses), net of related charges

             -             -      -         Sales practices remedies and costs
          (122)          (69)    77%        Divested businesses
          (199)         (113)    76%        Demutualization costs and expenses
   ------------  ------------
          (325)         (391)   -17%           Total items excluded from adjusted operating income before income taxes
   ------------  ------------
           765         1,297    -41%     Income from continuing operations before income taxes
            60           655    -91%     Income tax expense
   ------------  ------------
           705           642     10%     Income from continuing operations, after-tax
   ============  ============
                                                                                      2000                     2001
                                                                                ----------------    --------------------------
                                                                                  3Q        4Q        1Q        2Q        3Q
                                                                                ------    ------    ------    ------    ------
Revenues (1):

  Premiums ..................................................................    1,445     1,538     1,611     2,100     2,302
  Policy charges and fee income .............................................      398       447       392       450       456
  Net investment income .....................................................    1,312     1,316     1,297     1,352     1,288
  Commissions, investment management fees, and other income .................    1,230     1,197     1,108     1,164       992
                                                                                ------    ------    ------    ------    ------
     Total revenues .........................................................    4,385     4,498     4,408     5,066     5,038
                                                                                ------    ------    ------    ------    ------

Benefits and Expenses (1):

  Insurance and annuity benefits ............................................    1,447     1,653     1,606     2,120     2,316
  Interest credited to policyholder account balances ........................      414       393       382       421       433
  Interest expense ..........................................................      132       118       108       100        69
  Deferral of acquisition costs .............................................     (306)     (305)     (313)     (343)     (325)
  Amortization of acquisition costs .........................................      206       241       242       212       255
  Securities operations non-interest expenses ...............................      824       889       817       875       771
  General and administrative expenses .......................................    1,255     1,476     1,093     1,320     1,263
                                                                                ------    ------    ------    ------    ------
    Total benefits and expenses .............................................    3,972     4,465     3,935     4,705     4,782
                                                                                ------    ------    ------    ------    ------

Adjusted operating income before income taxes ...............................      413        33       473       361       256
                                                                                ------    ------    ------    ------    ------

Items excluded from adjusted operating income before income taxes:

    Realized investment gains, net of losses ................................     (219)     (163)      247        82      (326)
    Related charges .........................................................       (2)      (36)       (4)       (7)        4
                                                                                ------    ------    ------    ------    ------
    Total realized investment gains (losses), net of related charges ........     (221)     (199)      243        75      (322)

   Sales practices remedies and costs .......................................     --        --        --        --        --
   Divested businesses ......................................................       (8)     (567)      (22)      (60)      (40)
   Demutualization costs and expenses .......................................      (36)      (30)      (45)     (117)      (37)
                                                                                ------    ------    ------    ------    ------
      Total items excluded from adjusted operating income before income taxes     (265)     (796)      176      (102)     (399)
                                                                                ------    ------    ------    ------    ------
Income from continuing operations before income taxes .......................      148      (763)      649       259      (143)
Income tax expense ..........................................................      105      (355)      246         9      (195)
                                                                                ------    ------    ------    ------    ------
Income from continuing operations, after-tax ................................       43      (408)      403       250        52
                                                                                ======    ======    ======    ======    ======



(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.                           PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

                 COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES
                                      (in millions)

                                                                   12/31/2000   3/31/2001     6/30/2001    9/30/2001
                                                                   ----------   ---------     ---------    ---------
Assets:
  Investments:
    Fixed maturity securities available for sale, at fair value
       (amortized cost $45,597; $52,549; $67,706; $66,031) ......    46,172        54,018       68,768       68,018
    Fixed maturity securities held to maturity, at amortized cost
       (fair value $7,257; $381; $562; $555) ....................     7,172           354          538          532
    Trading account assets, at fair value .......................     7,217         9,103        5,752        5,199
    Equity securities available for sale, at fair value
       (cost $783; $1,017; $3,462; $2,072) ......................       855         1,050        3,634        2,026
    Commercial loans ............................................     8,177         8,074       13,977       12,756
    Policy loans ................................................     2,336         2,459        3,033        3,008
    Securities purchased under agreements to resell .............     5,395         4,526        6,169        4,480
    Cash collateral for borrowed securities .....................     3,858         3,541        3,422        3,963
    Other long-term investments .................................     2,562         3,095        4,023        3,811
    Short-term investments ......................................     2,498           782        2,960        2,773
                                                                    -------       -------      -------      -------
        Total investments .......................................    86,242        87,002      112,276      106,566
  Cash and cash equivalents .....................................     5,165         7,297       11,555       13,209
  Accrued investment income .....................................     1,002           930          975          977
  Broker-dealer related receivables .............................    11,860        10,004        8,773        9,119
  Deferred policy acquisition costs .............................     5,389         5,284        5,445        5,525
  Other assets ..................................................    10,951        11,654       11,500       13,798
  Separate account assets .......................................    82,217        79,066       79,697       74,523
                                                                    -------       -------      -------      -------
      Total assets ..............................................   202,826       201,237      230,221      223,717
                                                                    =======       =======      =======      =======

Liabilities:
  Future policy benefits ........................................    23,274        23,200       41,995       41,932
  Policyholders' account balances ...............................    27,320        27,404       38,715       38,206
  Unpaid claims and claim adjustment expenses ...................     2,120         2,077        2,060        2,005
  Securities sold under agreements to repurchase ................    11,162        11,169       10,262        9,479
  Cash collateral for loaned securities .........................     9,283         8,611        7,626        6,264
  Income taxes payable ..........................................     1,041         1,468        1,006        1,550
  Broker-dealer related payables ................................     5,965         5,130        5,206        6,571
  Securities sold but not yet purchased .........................     4,959         5,186        3,979        3,057
  Short term debt ...............................................    10,893        11,922        9,440        9,720
  Long term debt ................................................     1,476         2,058        3,047        2,983
  Other liabilities .............................................     9,375         9,285       12,401       12,744
  Separate account liabilities ..................................    82,217        79,066       79,697       74,523
                                                                    -------       -------      -------      -------
      Total liabilities .........................................   189,085       186,576      215,434      209,034
                                                                    -------       -------      -------      -------

Attributed Equity:
  Accumulated other comprehensive income (loss) .................       497           753          827        1,102
  Attributed equity .............................................    13,244        13,908       13,960       13,581
                                                                    -------       -------      -------      -------
     Total attributed equity ....................................    13,741        14,661       14,787       14,683
                                                                    -------       -------      -------      -------
Total liabilities and attributed equity .........................   202,826       201,237      230,221      223,717
                                                                    =======       =======      =======      =======

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                  (in millions)

                                                                                Quarter Ended September 30, 2001
                                                              ----------------------------------------------------------------------
                                                                Total
                                                               Financial      U.S.      Employee                 Asset     Corporate
                                                                Services    Consumer    Benefits  International Management and Other
                                                              Businesses    Division    Division    Division    Division  Operations
                                                              ----------    --------    --------    --------    --------  ----------
Revenues(1):
  Premiums ................................................      2,302         561         650       1,081        --           10
  Policy charges and fee income ...........................        456         305          68          84        --           (1)
  Net investment income ...................................      1,288         304         671         170          19        124
  Commissions, investment management fees, and other income        992         668         110         118         273       (177)
                                                                ------      ------      ------      ------      ------     ------
     Total revenues .......................................      5,038       1,838       1,499       1,453         292        (44)
                                                                ------      ------      ------      ------      ------     ------
Benefits and Expenses(1):
  Insurance and annuity benefits ..........................      2,316         554         919         835        --            8
  Interest credited to policyholder account balances ......        433          96         307          29        --            1
  Interest expense ........................................         69           2           3           1           3         60
  Deferral of acquisition costs ...........................       (325)       (202)         (7)       (133)       --           17
  Amortization of acquisition costs .......................        255         230           2          44        --          (21)
  Securities operations non-interest expenses .............        771         558        --           125          70         18
  General and administrative expenses .....................      1,263         553         272         372         174       (108)
                                                                ------      ------      ------      ------      ------     ------
     Total benefits and expenses ..........................      4,782       1,791       1,496       1,273         247        (25)
                                                                ------      ------      ------      ------      ------     ------

Adjusted operating income before income taxes .............        256          47           3         180          45        (19)
                                                                ======      ======      ======      ======      ======     ======

                                                                                  Quarter Ended September 30, 2000
                                                              ----------------------------------------------------------------------
                                                                Total
                                                               Financial      U.S.      Employee                 Asset     Corporate
                                                                Services    Consumer    Benefits  International Management and Other
                                                              Businesses    Division    Division    Division    Division  Operations
                                                              ----------    --------    --------    --------    --------  ----------
Revenues(1):
  Premiums ................................................      1,445         493         528         423        --            1
  Policy charges and fee income ...........................        398         329          48          23        --           (2)
  Net investment income ...................................      1,312         327         686          48          14        237
  Commissions, investment management fees, and other income      1,230         775         116         160         310       (131)
                                                                ------      ------      ------      ------      ------     ------
     Total revenues .......................................      4,385       1,924       1,378         654         324        105
                                                                ------      ------      ------      ------      ------     ------

Benefits and Expenses(1):
  Insurance and annuity benefits ..........................      1,447         453         658         329        --            7
  Interest credited to policyholder account balances ......        414          99         314           1        --         --
  Interest expense ........................................        132           1          11           2        --          118
  Deferral of acquisition costs ...........................       (306)       (221)         (6)        (99)       --           20
  Amortization of acquisition costs .......................        206         190           2          32        --          (18)
  Securities operations non-interest expenses .............        824         580        --           140          73         31
  General and administrative expenses .....................      1,255         656         269         173         185        (28)
                                                                ------      ------      ------      ------      ------     ------
     Total benefits and expenses ..........................      3,972       1,758       1,248         578         258        130
                                                                ------      ------      ------      ------      ------     ------

Adjusted operating income before income taxes .............        413         166         130          76          66        (25)
                                                                ======      ======      ======      ======      ======     ======

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

 FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION
                                  (in millions)

                                                                             Nine Months Ended September 30, 2001
                                                        ----------------------------------------------------------------------
                                                           Total
                                                          Financial      U.S.      Employee                 Asset     Corporate
                                                          Services    Consumer     Benefits  International Management and Other
                                                         Businesses    Division    Division    Division    Division   Operations
                                                         ----------    --------    --------    --------    --------   ----------
Revenues (1):
  Premiums .........................................       6,013        1,681        1,882        2,438         --            12
  Policy charges and fee income ....................       1,298          941          176          186         --            (5)
  Net investment income ............................       3,937          940        2,064          349           62         522
  Commissions, investment management fees,
    and other income ...............................       3,264        2,096          309          396          869        (406)
                                                         --------     --------     --------     --------     --------    --------
     Total revenues ................................      14,512        5,658        4,431        3,369          931         123
                                                         --------     --------     --------     --------     --------    --------

Benefits and Expenses(1):
  Insurance and annuity benefits ...................       6,042        1,531        2,565        1,924         --            22
  Interest credited to policyholder account
   balances ........................................       1,236          298          890           47         --             1
  Interest expense .................................         277            7            9            5           11         245
  Deferral of acquisition costs ....................        (981)        (637)         (20)        (390)        --            66
  Amortization of acquisition costs ................         709          645            9          117         --           (62)
  Securities operations non-interest expenses ......       2,463        1,766         --            383          228          86
  General and administrative expenses ..............       3,676        1,725          819          885          537        (290)
                                                         --------     --------     --------     --------     --------    --------
    Total  benefits and expenses ...................      13,422        5,335        4,272        2,971          776          68
                                                         --------     --------     --------     --------     --------    --------

Adjusted operating income before income taxes ......       1,090          323          159          398          155          55
                                                         ========     ========     ========     ========     ========    ========


                                                                             Nine Months Ended September 30, 2000
                                                         -----------------------------------------------------------------------
                                                           Total
                                                          Financial      U.S.      Employee                 Asset     Corporate
                                                          Services    Consumer     Benefits  International Management and Other
                                                         Businesses    Division    Division    Division    Division   Operations
                                                         ----------    --------    --------    --------    --------   ----------
Revenues (1):
  Premiums .........................................       4,328        1,458        1,634        1,235         --             1
  Policy charges and fee income ....................       1,192          981          152           66         --            (7)
  Net investment income ............................       3,908        1,019        2,106          140           30         613
  Commissions, investment management fees,
    and other income ...............................       3,999        2,581          324          512          975        (393)
                                                         --------     --------     --------     --------     --------    --------
     Total revenues ................................      13,427        6,039        4,216        1,953        1,005         214
                                                         --------     --------     --------     --------     --------    --------

Benefits and Expenses  (1):
  Insurance and annuity benefits ...................       4,432        1,324        2,155          938         --            15
  Interest credited to policyholder account
   balances ........................................       1,225          294          932            2         --            (3)
  Interest expense .................................         330            2           36            2         --           290
  Deferral of acquisition costs ....................        (887)        (656)         (19)        (295)        --            83
  Amortization of acquisition costs ................         593          536           10          108         --           (61)
  Securities operations non-interest expenses ......       2,565        1,787         --            439          236         103
  General and administrative expenses ..............       3,481        1,950          791          497          533        (290)
                                                         --------     --------     --------     --------     --------    --------
    Total  benefits and expenses ...................      11,739        5,237        3,905        1,691          769         137
                                                         --------     --------     --------     --------     --------    --------

Adjusted operating income before income taxes ......       1,688          802          311          262          236          77
                                                         ========     ========     ========     ========     ========    ========

(1) Revenues exclude realized investment gains, net of losses, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains net of losses, benefits and expenses of divested businesses, sales practices remedies and costs, and demutualization costs and expenses.

Prudential Financial, Inc                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

      FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION
                                  (in millions)

                                                                            As of  September 30, 2001
                                                    -----------------------------------------------------------------------
                                                      Total
                                                     Financial      U.S.      Employee                 Asset     Corporate
                                                     Services    Consumer     Benefits  International Management and Other
                                                    Businesses    Division    Division    Division    Division   Operations
                                                    ----------    --------    --------    --------    --------   ----------
Assets:
  Total investments ...........................     106,566      24,118      38,384      31,561        5,588       6,915
  Broker-dealer related receivables ...........       9,119       6,693        --         1,214          553         659
  Deferred policy acquisition costs ...........       5,525       3,864          78       1,640         --           (57)
  Other assets ................................      27,984       7,440       5,370       9,138        2,719       3,317
  Separate account assets .....................      74,523      26,521      29,435         437       18,743        (613)
                                                    -------     -------     -------     -------      -------     -------
     Total assets .............................     223,717      68,636      73,267      43,990       27,603      10,221
                                                    =======     =======     =======     =======      =======     =======

Liabilities:
  Future policy benefits ......................      41,932       3,098      15,692      22,867         --           275
  Policyholders' account balances .............      38,206       8,478      19,029      10,666         --            33
  Debt ........................................      12,703       3,484       1,166       1,054        2,021       4,978
  Other liabilities ...........................      41,670      19,709       4,888       6,170        6,067       4,836
  Separate account liabilities ................      74,523      26,521      29,435         437       18,743        (613)
                                                    -------     -------     -------     -------      -------     -------
    Total liabilities .........................     209,034      61,290      70,210      41,194       26,831       9,509
                                                    -------     -------     -------     -------      -------     -------

Attributed Equity:
  Accumulated other comprehensive income (loss)       1,102         503         688         (48)        --           (41)
  Attributed equity ...........................      13,581       6,843       2,369       2,844          772         753
                                                    -------     -------     -------     -------      -------     -------
     Total attributed equity ..................      14,683       7,346       3,057       2,796          772         712
                                                    -------     -------     -------     -------      -------     -------

Total liabilities and attributed equity .......     223,717      68,636      73,267      43,990       27,603      10,221
                                                    =======     =======     =======     =======      =======     =======


                                                                           As of  December 31, 2000
                                                    -----------------------------------------------------------------------
                                                      Total
                                                     Financial      U.S.      Employee                 Asset     Corporate
                                                     Services    Consumer     Benefits  International Management and Other
                                                    Businesses    Division    Division    Division    Division   Operations
                                                    ----------    --------    --------    --------    --------   ----------
Assets:
  Total investments ...........................      86,242      22,233      42,112       4,823        8,915        8,159
  Broker-dealer related receivables ...........      11,860       8,068        --         1,022          126        2,644
  Deferred policy acquisition costs ...........       5,389       3,909          88       1,425         --            (33)
  Other assets ................................      17,118       6,811       2,570       2,657        2,343        2,737
  Separate account assets .....................      82,217      32,202      31,047         443       19,218         (693)
                                                    -------     -------     -------     -------      -------      -------
     Total assets .............................     202,826      73,223      75,817      10,370       30,602       12,814
                                                    =======     =======     =======     =======      =======      =======

Liabilities:
  Future policy benefits ......................      23,274       2,913      15,494       4,536         --            331
  Policyholders' account balances .............      27,320       8,433      18,733         128         --             26
  Debt ........................................      12,369       3,485       1,049         806        1,807        5,222
  Other liabilities ...........................      43,905      19,893       6,841       3,305        9,120        4,746
  Separate account liabilities ................      82,217      32,202      31,047         443       19,218         (693)
                                                    -------     -------     -------     -------      -------      -------
    Total liabilities .........................     189,085      66,926      73,164       9,218       30,145        9,632
                                                    -------     -------     -------     -------      -------      -------

Attributed Equity:
  Accumulated other comprehensive income (loss)         497         401         143         (61)          (2)          16
  Attributed equity ...........................      13,244       5,896       2,510       1,213          459        3,166
                                                    -------     -------     -------     -------      -------      -------
     Total attributed equity ..................      13,741       6,297       2,653       1,152          457        3,182
                                                    -------     -------     -------     -------      -------      -------

Total liabilities and attributed equity .......     202,826      73,223      75,817      10,370       30,602       12,814
                                                    =======     =======     =======     =======      =======      =======

Prudential Financial, Inc.                        PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

           COMBINED STATEMENTS OF OPERATIONS - U. S. CONSUMER DIVISION
                                  (in millions)


Year-to-date                                                                       2000                    2001
-----------------      %                                                    ----------------    --------------------------
  2001      2000    Change                                                    3Q         4Q       1Q         2Q        3Q
------    ------                                                            ------    ------    ------    ------    ------
                         Revenues(1):
 1,681     1,458     15%   Premiums .......................................   493       523       545       575       561
   941       981     -4%   Policy charges and fee income...................   329       326       315       321       305
   940     1,019     -8%   Net investment income...........................   327       325       333       303       304
                           Commissions, investment management fees,
 2,096     2,581    -19%     and other income..............................   775       775       734       694       668
 -----     -----                                                            -----     -----     -----     -----     -----
 5,658     6,039     -6%     Total revenues................................ 1,924     1,949     1,927     1,893     1,838
 -----     -----                                                            -----     -----     -----     -----     -----

                         Benefits and Expenses(1):

 1,531     1,324     16%   Insurance and annuity benefits..................   453       501       453       524       554
                           Interest credited to policyholder
   298       294      1%     account balances..............................    99       101       103        99        96
     7         2    250%   Interest expense................................     1         9         2         3         2
  (637)     (656)    -3%   Deferral of acquisition costs...................  (221)     (211)     (219)     (216)     (202)
   645       536     20%   Amortization of acquisition costs...............   190       213       222       193       230
 1,766     1,787     -1%   Securities operations non-interest expenses.....   580       620       582       626       558
 1,725     1,950    -12%   General and administrative expenses.............   656       778       590       582       553
 -----     -----                                                            -----     -----     -----     -----     -----
 5,335     5,237      2%   Total benefits and expenses..................... 1,758     2,011     1,733     1,811     1,791
 -----     -----                                                            -----     -----     -----     -----     -----
   323       802    -60%   Adjusted operating income before income taxes...   166       (62)      194        82        47
 =====     =====                                                            =====     =====     =====     =====     =====

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

           COMBINING STATEMENTS OF OPERATIONS - U.S. CONSUMER DIVISION
                                  (in millions)

                                                                             Quarter Ended September 30, 2001
                                                                --------------------------------------------------------------------
                                                              Total                                             Retail Investments
                                                               U.S.   Individual  Private   Retail   Property & --------------------
                                                             Consumer    Life     Client    Invest-  Casualty   Mutual
                                                             Division Insurance   Group      ments   Insurance  Funds(2) Annuities
                                                              ------  --------    ------   ------    ---------  -------  -----------
Revenues(1):
  Premiums ................................................      561        71      --          12       478      --          12
  Policy charges and fee income ...........................      305       248      --          57      --        --          57
  Net investment income ...................................      304        95        62       108        39         1       107
  Commissions, investment management fees, and other income      668        35       446       182         5       163        19
                                                              ------    ------    ------    ------    ------    ------    ------
     Total revenues .......................................    1,838       449       508       359       522       164       195
                                                              ------    ------    ------    ------    ------    ------    ------

Benefits and Expenses(1):
  Insurance and annuity benefits ..........................      554       165      --          28       361      --          28
  Interest credited to policyholder account balances ......       96        33      --          63      --        --          63
  Interest expense ........................................        2      --        --           2      --           2      --
  Deferral of acquisition costs ...........................     (202)      (74)     --         (33)      (95)       (9)      (24)
  Amortization of acquisition costs .......................      230        60      --          71        99        20        51
  Securities operations non-interest expenses .............      558      --         558      --        --        --        --
  General and administrative expenses .....................      553       189         6       206       152       138        68
                                                              ------    ------    ------    ------    ------    ------    ------
    Total benefits and expenses ...........................    1,791       373       564       337       517       151       186
                                                              ------    ------    ------    ------    ------    ------    ------
Adjusted operating income before income taxes .............       47        76       (56)       22         5        13         9
                                                              ======    ======    ======    ======    ======    ======    ======

                                                                                   Quarter Ended September 30, 2000
                                                             -----------------------------------------------------------------------
                                                              Total                                             Retail Investments
                                                               U.S.   Individual  Private   Retail   Property & --------------------
                                                             Consumer    Life     Client    Invest-  Casualty   Mutual
                                                             Division Insurance   Group      ments   Insurance  Funds(2) Annuities
                                                             -------- ----------  ------    ------   ---------  -------  -----------
Revenues(1):
  Premiums ................................................      493        54      --         16       423      --          16
  Policy charges and fee income ...........................      329       258      --         71      --        --          71
  Net investment income ...................................      327        93        73      114        47      --         114
  Commissions, investment management fees, and other income      775        33       541      201      --         179        22
                                                              ------    ------    ------   ------    ------    ------    ------
     Total revenues .......................................    1,924       438       614      402       470       179       223
                                                              ------    ------    ------   ------    ------    ------    ------

Benefits and Expenses(1):
  Insurance and annuity benefits ..........................      453       157      --         35       261      --          35
  Interest credited to policyholder account balances ......       99        33      --         66      --        --          66
  Interest expense ........................................        1      --        --          1      --           2        (1)
  Deferral of acquisition costs ...........................     (221)      (70)     --        (45)     (106)      (14)      (31)
  Amortization of acquisition costs .......................      190        39      --         54        97        19        35
  Securities operations non-interest expenses .............      580      --         580     --        --        --        --
  General and administrative expenses .....................      656       268         6      229       153       146        83
                                                              ------    ------    ------   ------    ------    ------    ------
    Total benefits and expenses ...........................    1,758       427       586      340       405       153       187
                                                              ------    ------    ------   ------    ------    ------    ------
Adjusted operating income before income taxes .............      166        11        28       62        65        26        36
                                                              ======    ======    ======   ======    ======    ======    ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)  Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

           COMBINING STATEMENTS OF OPERATIONS - U.S. CONSUMER DIVISION
                                  (in millions)

                                                                               Nine Months Ended September 30, 2001
                                                             -----------------------------------------------------------------------
                                                              Total                                             Retail Investments
                                                               U.S.   Individual  Private   Retail   Property & --------------------
                                                             Consumer    Life     Client    Invest-  Casualty   Mutual
                                                             Division Insurance   Group      ments   Insurance  Funds(2) Annuities
                                                             -------- ---------   ------    ------   ---------  -----    -----------
Revenues(1):
  Premiums ................................................    1,681       254      --          38     1,389      --          38
  Policy charges and fee income ...........................      941       755      --         186      --        --         186
  Net investment income ...................................      940       291       189       338       122         3       335
  Commissions, investment management fees, and other income    2,096        94     1,441       553         8       494        59
                                                              ------    ------    ------    ------    ------    ------    ------
     Total revenues .......................................    5,658     1,394     1,630     1,115     1,519       497       618
                                                              ------    ------    ------    ------    ------    ------    ------

Benefits and Expenses(1):
  Insurance and annuity benefits ..........................    1,531       489      --          77       965      --          77
  Interest credited to policyholder account balances ......      298       102      --         196      --        --         196
  Interest expense ........................................        7         1      --           6      --           4         2
  Deferral of acquisition costs ...........................     (637)     (227)     --        (113)     (297)      (39)      (74)
  Amortization of acquisition costs .......................      645       177      --         171       297        58       113
  Securities operations non-interest expenses .............    1,766      --       1,766      --        --        --        --
  General and administrative expenses .....................    1,725       610        24       635       456       418       217
                                                              ------    ------    ------    ------    ------    ------    ------
    Total benefits and expenses ...........................    5,335     1,152     1,790       972     1,421       441       531
                                                              ------    ------    ------    ------    ------    ------    ------

Adjusted operating income before income taxes .............      323       242      (160)      143        98        56        87
                                                              ======    ======    ======    ======    ======    ======    ======

                                                                               Nine Months Ended September 30, 2000
                                                             -----------------------------------------------------------------------
                                                              Total                                             Retail Investments
                                                               U.S.   Individual  Private   Retail   Property & --------------------
                                                             Consumer    Life     Client    Invest-  Casualty   Mutual
                                                             Division Insurance   Group      ments   Insurance  Funds(2) Annuities
                                                             -------  ---------   -------   -------  ---------  -------  -----------
Revenues(1):
  Premiums ................................................    1,458       200      --         55     1,203      --          55
  Policy charges and fee income ...........................      981       765      --        216      --        --         216
  Net investment income ...................................    1,019       287       232      357       143         3       354
  Commissions, investment management fees, and other income    2,581       110     1,863      601         7       537        64
                                                              ------    ------    ------   ------    ------    ------    ------
     Total revenues .......................................    6,039     1,362     2,095    1,229     1,353       540       689
                                                              ------    ------    ------   ------    ------    ------    ------

Benefits and Expenses(1):
  Insurance and annuity benefits ..........................    1,324       452      --        109       763      --         109
  Interest credited to policyholder account balances ......      294        98      --        196      --        --         196
  Interest expense ........................................        2      --        --          2      --           2      --
  Deferral of acquisition costs ...........................     (656)     (202)     --       (178)     (276)      (61)     (117)
  Amortization of acquisition costs .......................      536       134      --        138       264        59        79
  Securities operations non-interest expenses .............    1,787      --       1,787     --        --        --        --
  General and administrative expenses .....................    1,950       735        30      748       437       465       283
                                                              ------    ------    ------   ------    ------    ------    ------
    Total  benefits and expenses ..........................    5,237     1,217     1,817    1,015     1,188       465       550
                                                              ------    ------    ------   ------    ------    ------    ------
Adjusted operating income before income taxes .............      802       145       278      214       165        75       139
                                                              ======    ======    ======   ======    ======    ======    ======


(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)  Includes wrap-fee products and unit investment trusts.

Prudential Financial, Inc.                        PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

     U. S. CONSUMER DIVISION-LIFE INSURANCE SALES AND MUTUAL FUNDS, WRAP-FEE
                  PRODUCTS AND ANNUITY ASSETS UNDER MANAGEMENT
                                 (in millions)

          Year-to-date
    ---------------------
       2001          2000
    -------       -------

                               INDIVIDUAL LIFE INSURANCE SALES (1):
        174           208      Variable and universal life
        182            13      COLI
         32            42      Term life
     ------       -------
        388           263          Total
     ======       =======

                               MUTUAL FUND, WRAP-FEE PRODUCT AND ANNUITY SALES
                               AND ASSETS UNDER MANAGEMENT:

                               Mutual Funds:
     57,764        55,245        Beginning total mutual funds assets
      4,337         4,113        Sales (other than money market)
     (3,415)       (4,356)       Redemptions (other than money market)
     (4,038)        2,052        Reinvestment of distributions and change in market value
      2,303           700        Net money market sales
     ------       -------
     56,951        57,754        Ending total mutual funds assets
     ======       =======
        922          (243)     Net Mutual Funds sales (redemptions) other than money market
     ======       =======
                               Wrap-fee Products:
     19,621        16,723        Beginning total Wrap-fee product assets
      5,889         7,977        Sales
     (4,718)       (4,353)       Redemptions
     (4,651)           74        Reinvestment of distributions and change in market value
     ------       -------
     16,141        20,421        Ending total Wrap-fee product assets
      1,168         1,840      Unit investment trust assets at end of period
     ------       -------
     17,309        22,261      Total wrap-fee and unit investment trust assets at end of period
     ======       =======
      1,171         3,624      Net wrap-fee product sales (redemptions)
     ======       =======
                               Variable Annuities:
     21,059        22,614        Beginning total account value
        941         1,426        Sales, excluding exchanges
          -           476        Exchange sales
     (1,808)       (2,389)       Surrenders, withdrawals and exchange redemptions
     (3,002)          102        Change in market value, interest credited, and other activity
     ------       -------
     17,190        22,229        Ending total account value
     ======       =======
       (867)         (487)       Net sales (redemptions)
     ======       =======
                               Fixed Annuities:
      2,926         3,020        Beginning total account value
         89           191        Sales
       (172)         (300)       Surrenders, withdrawals and exchange redemptions
         22            31        Interest credited and other activity
     ------       -------
      2,865         2,942        Ending account value
     ======       =======
        (83)         (109)       Net sales (redemptions)
     ======       =======




                                                                        2000                   2001
                                                                  -----------------   ---------------------------
                                                                     3Q       4Q        1Q         2Q        3Q
                                                                  -------   -------   -------   -------   -------
INDIVIDUAL LIFE INSURANCE SALES (1):

Variable and universal life ....................................       69        78        65        58        51
COLI ...........................................................        7        29        37        28       117
Term life ......................................................       15        17        10        11        11
                                                                  -------   -------   -------   -------   -------
    Total.......................................................       91       124       112        97       179
                                                                  =======   =======   =======   =======   =======


MUTUAL FUND, WRAP-FEE PRODUCT AND ANNUITY SALES
AND ASSETS UNDER MANAGEMENT:

Mutual Funds:
  Beginning total mutual funds assets ..........................   55,100    57,754    57,764    58,168    59,618
  Sales (other than money market) ..............................      924     1,265     1,324     2,106       907
  Redemptions (other than money market) ........................   (1,241)   (1,205)   (1,202)   (1,103)   (1,110)
  Reinvestment of distributions and change in market value .....    1,315    (1,326)   (1,254)    1,056    (3,840)
  Net money market sales .......................................    1,656     1,276     1,536      (609)    1,376
                                                                  -------   -------   -------   -------   -------
  Ending total mutual funds assets .............................   57,754    57,764    58,168    59,618    56,951
                                                                  =======   =======   =======   =======   =======
Net Mutual Funds sales (redemptions) other than money market ...     (317)       60       122     1,003      (203)
                                                                  =======   =======   =======   =======   =======

Wrap-fee Products:
  Beginning total Wrap-fee product assets ......................   19,121    20,421    19,621    17,335    18,714
  Sales ........................................................    2,634     2,526     2,295     1,968     1,626
  Redemptions ..................................................   (1,249)   (1,352)   (1,878)   (1,378)   (1,462)
  Reinvestment of distributions and change in market value .....      (85)   (1,974)   (2,703)      789    (2,737)
                                                                  -------   -------   -------   -------   -------
  Ending total Wrap-fee product assets .........................   20,421    19,621    17,335    18,714    16,141
Unit investment trust assets at end of period ..................    1,840     1,508     1,552     1,420     1,168
                                                                  -------   -------   -------   -------   -------
Total wrap-fee and unit investment trust assets at end of period   22,261    21,129    18,887    20,134    17,309
                                                                  =======   =======   =======   =======   =======

Net wrap-fee product sales (redemptions) .......................    1,385     1,174       417       590       164
                                                                  =======   =======   =======   =======   =======

Variable Annuities:
  Beginning total account value ................................   22,241    22,229    21,059    19,118    19,523
  Sales, excluding exchanges ...................................      403       383       339       328       274
  Exchange sales ...............................................       11         5      --        --        --
  Surrenders, withdrawals and exchange redemptions .............     (628)     (600)     (665)     (591)     (552)
  Change in market value, interest credited, and other activity       202      (958)   (1,615)      668    (2,055)
                                                                  -------   -------   -------   -------   -------
  Ending total account value ...................................   22,229    21,059    19,118    19,523    17,190
                                                                  =======   =======   =======   =======   =======

  Net sales (redemptions) ......................................     (214)     (212)     (326)     (263)     (278)
                                                                  =======   =======   =======   =======   =======

Fixed Annuities:
  Beginning total account value ................................    2,945     2,942     2,926     2,889     2,872
  Sales ........................................................       49        30        30        27        32
  Surrenders, withdrawals and exchange redemptions .............      (65)      (61)      (69)      (55)      (48)
  Interest credited and other activity .........................       13        15         2        11         9
                                                                  -------   -------   -------   -------   -------
  Ending account value .........................................    2,942     2,926     2,889     2,872     2,865
                                                                  =======   =======   =======   =======   =======

  Net sales (redemptions) ......................................      (16)      (31)      (39)      (28)      (16)
                                                                  =======   =======   =======   =======   =======


(1)  Statutory first year premiums and deposits.

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

    U.S. CONSUMER DIVISION - LIFE INSURANCE, MUTUAL FUNDS, WRAP-FEE PRODUCTS,
                   AND ANNUITY SALES BY DISTRIBUTION CHANNEL
                                  (in millions)


        Year-to-date
-----------------------------
    2001            2000
--------------  -------------
                                 INDIVIDUAL LIFE INSURANCE SALES(1) BY
                                 DISTRIBUTION CHANNEL

          167            191       Prudential Agents
          221             72       Third party distribution
--------------  -------------
          388            263             Total
==============  =============

                                 MUTUAL FUNDS, WRAP-FEE PRODUCTS AND ANNUITY
                                 SALES BY DISTRIBUTION CHANNEL
                                 Mutual funds, excluding wrap-fee products (2):
                                 ----------------------------------------------
          593            909       Prudential Agents
        1,302          2,300       Financial Advisors
        2,372            817       Third-party distributors
           70             87       Other
--------------  -------------
        4,337          4,113             Total
==============  =============

                                 Wrap-fee products:
                                 ------------------
          323            291       Prudential Agents
        5,433          7,467       Financial Advisors
          133            219       Third-party distributors
--------------  -------------
        5,889          7,977             Total
==============  =============

                                 Variable and Fixed Annuities:
                                 -----------------------------
          846          1,769       Prudential Agents
          176            322       Financial Advisors
            8              2       Third-party distributors
--------------  -------------
        1,030          2,093             Total
==============  =============

                                                       2000               2001
                                                 --------------  ----------------------
                                                   3Q      4Q      1Q      2Q      3Q
                                                 ------  ------  ------  ------  ------
INDIVIDUAL LIFE INSURANCE SALES(1) BY
DISTRIBUTION CHANNEL
  Prudential Agents ...........................      62      68      57      54      56
  Third party distribution ....................      29      56      55      43     123
                                                 ------  ------  ------  ------  ------
        Total .................................      91     124     112      97     179
                                                 ======  ======  ======  ======  ======

MUTUAL FUNDS, WRAP-FEE PRODUCTS AND ANNUITY
SALES BY DISTRIBUTION CHANNEL
Mutual funds, excluding wrap-fee products (2):
----------------------------------------------
  Prudential Agents ...........................     238     214     233     199     161
  Financial Advisors ..........................     450     630     575     429     298
  Third-party distributors ....................     232     379     445   1,470     457
  Other .......................................       4      42      71       8      (9)
                                                 ------  ------  ------  ------  ------
        Total .................................     924   1,265   1,324   2,106     907
                                                 ======  ======  ======  ======  ======

Wrap-fee products:
------------------
  Prudential Agents ...........................     104     115     109     110     104
  Financial Advisors ..........................   2,476   2,366   2,138   1,807   1,488
  Third-party distributors ....................      54      45      48      51      34
                                                 ------  ------  ------  ------  ------
        Total .................................   2,634   2,526   2,295   1,968   1,626
                                                 ======  ======  ======  ======  ======

Variable and Fixed Annuities:
-----------------------------
  Prudential Agents ...........................     392     317     296     293     257
  Financial Advisors ..........................      71      99      72      58      46
  Third-party distributors ....................    --         2       1       4       3
                                                 ------  ------  ------  ------  ------
        Total .................................     463     418     369     355     306
                                                 ======  ======  ======  ======  ======

(1) Statutory first year premiums and deposits.
(2) Other than money market.

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001



                 U.S. CONSUMER DIVISION -- ACCOUNT VALUE ACTIVITY
                                  (in millions)


     Year-to-date
 --------------------
  2001          2000
 ------        ------
                          INDIVIDUAL LIFE INSURANCE:

                          Policyholders' Account Balances:

  3,526        3,303        Beginning balance
    566          625        Premiums and deposits
     65           64        Interest credited
   (505)        (608)       Surrenders and withdrawals
     82          116        Net transfers (to) from separate account
    (45)         (45)       Policy charges
    (25)          15        Benefits and other
 ------       ------
  3,664        3,470        Ending balance
 ======       ======

                          Separate Account Liabilities:

 13,892       14,051        Beginning balance
  1,355        1,198        Premiums and deposits
 (1,946)         250        Change in market value and interest credited
   (468)        (448)       Surrenders and withdrawals
    (97)        (115)       Net transfers (to) from general account
   (641)        (643)       Policy charges
    (74)         (61)       Benefits and other
 ------       ------
 12,021       14,232        Ending balance
 ======       ======

                          INDIVIDUAL ANNUITIES:

                          Account Values in General Account:
  5,677        5,842        Beginning balance
  1,030        2,093        Premiums and deposits
    233          239        Interest credited
 (1,980)      (2,689)       Surrenders and withdrawals
    758          377        Net transfers (to) from separate account
     (3)          (3)       Policy charges
   (149)        (147)       Benefits and other
 ------       ------
  5,566        5,712        Ending balance
 ======       ======

                          Account Values in Separate Account:
 18,308       19,792        Beginning balance
    717        1,668        Premiums and deposits
 (2,894)         235        Change in market value and interest credited
 (1,586)      (2,075)       Surrenders and withdrawals
    111           30        Net transfers (to) from general account
   (167)        (191)       Policy charges
      -            -        Benefits and other
 ------       ------
 14,489       19,459        Ending balance
 ======       ======



                                                        2000                    2001
                                                -----------------   ---------------------------
                                                    3Q       4Q         1Q       2Q         3Q
                                                -------   -------   -------   -------   -------
INDIVIDUAL LIFE INSURANCE:

Policyholders' Account Balances:

  Beginning balance ..........................    3,427     3,470     3,526     3,578     3,628
  Premiums and deposits ......................      197       187       191       181       194
  Interest credited ..........................       21        24        24        21        20
  Surrenders and withdrawals .................     (197)     (175)     (172)     (174)     (159)
  Net transfers (to) from separate account ...       41        33        32        26        24
  Policy charges .............................      (14)      (15)      (14)      (14)      (17)
  Benefits and other .........................       (5)        2        (9)       10       (26)
                                                -------   -------   -------   -------   -------
  Ending balance .............................    3,470     3,526     3,578     3,628     3,664
                                                =======   =======   =======   =======   =======

Separate Account Liabilities:

  Beginning balance ..........................   13,948    14,232    13,892    12,849    13,391
  Premiums and deposits ......................      401       444       447       417       491
  Change in market value and interest credited      286      (373)   (1,059)      531    (1,418)
  Surrenders and withdrawals .................     (127)     (142)     (172)     (179)     (117)
  Net transfers (to) from general account ....      (40)      (32)      (20)       19       (96)
  Policy charges .............................     (215)     (215)     (216)     (215)     (210)
  Benefits and other .........................      (21)      (22)      (23)      (31)      (20)
                                                -------   -------   -------   -------   -------
  Ending balance .............................   14,232    13,892    12,849    13,391    12,021
                                                =======   =======   =======   =======   =======

INDIVIDUAL ANNUITIES:

Account Values in General Account:

  Beginning balance ..........................    5,721     5,712     5,677     5,624     5,587
  Premiums and deposits ......................      463       418       369       355       306
  Interest credited ..........................       81        82        78        79        76
  Surrenders and withdrawals .................     (693)     (661)     (734)     (646)     (600)
  Net transfers (to) from separate account ...      187       163       283       235       240
  Policy charges .............................       (1)       (2)       (1)       (1)       (1)
  Benefits and other .........................      (46)      (35)      (48)      (59)      (42)
                                                -------   -------   -------   -------   -------
  Ending balance .............................    5,712     5,677     5,624     5,587     5,566
                                                =======   =======   =======   =======   =======

Account Values in Separate Account:

  Beginning balance ..........................   19,465    19,459    18,308    16,383    16,808
  Premiums and deposits ......................      336       449       265       246       206
  Change in market value and interest credited      245      (928)   (1,584)      717    (2,027)
  Surrenders and withdrawals .................     (553)     (511)     (569)     (536)     (481)
  Net transfers (to) from general account ....       30      (101)       21        55        35
  Policy charges .............................      (64)      (60)      (58)      (57)      (52)
  Benefits and other .........................     --        --        --        --        --
                                                -------   -------   -------   -------   -------
  Ending balance .............................   19,459    18,308    16,383    16,808    14,489
                                                =======   =======   =======   =======   =======

Prudential Financial, Inc.                         PRUDENTIAL [LOGO] FINANCIAL
Quarterly Financial Supplement
Third Quarter 2001

            U.S. CONSUMER DIVISION - DEFERRED POLICY ACQUISITION COSTS
                                  (in millions)


         Year-to-date
-----------------------------
    2001            2000
--------------  -------------
                                 INDIVIDUAL LIFE INSURANCE:
        3,090          3,014       Beginning balance
          227            202       Capitalization
         (177)          (134)      Amortization - operating results
            -              -       Amortization - realized investment gains and losses
          (25)           (13)      Impact of unrealized (gains) or losses on AFS securities
            -              -       Other
--------------  -------------
        3,115          3,069       Ending balance
==============  =============

                                 INDIVIDUAL ANNUITIES:
          682            693       Beginning balance
           74            117       Capitalization
         (113)           (79)      Amortization - operating results
           (1)             3       Amortization - realized investment gains and losses
          (30)           (10)      Impact of unrealized (gains) or losses on AFS securities
            -              -       Other
--------------  -------------
          612            724       Ending balance
==============  =============

                                 PROPERTY & CASUALTY INSURANCE:
          137            110       Beginning balance
          297            276       Capitalization
         (297)          (264)      Amortization - operating results
            -              -       Amortization - realized investment gains and losses
            -              -       Impact of unrealized (gains) or losses on AFS securities
            -             21       Other
--------------  -------------
          137            143       Ending balance
==============  =============

                                 TOTAL U.S. CONSUMER DIVISION:
        3,909          3,817       Beginning balance
          598            595       Capitalization
         (587)          (477)      Amortization - operating results
           (1)             3       Amortization - realized investment gains and losses
          (55)           (23)      Impact of unrealized (gains) or losses on AFS securities
            -             21       Other
--------------  -------------
        3,864          3,936       Ending balance
==============  =============


                                                                  2000                 2001
                                                            ---------------   ------------------------
                                                              3Q       4Q       1Q       2Q       3Q
                                                            ------   ------   ------   ------   ------
INDIVIDUAL LIFE INSURANCE:
  Beginning balance ......................................   3,048    3,069    3,090    3,088    3,117
  Capitalization .........................................      70       75       76       77       74
  Amortization - operating results .......................     (39)     (38)     (62)     (55)     (60)
  Amortization - realized investment gains and losses ....    --       --       --       --       --
  Impact of unrealized (gains) or losses on AFS securities     (10)     (16)     (16)       7      (16)
  Other ..................................................    --       --       --       --       --
                                                            ------   ------   ------   ------   ------
  Ending balance .........................................   3,069    3,090    3,088    3,117    3,115
                                                            ======   ======   ======   ======   ======

INDIVIDUAL ANNUITIES:
  Beginning balance ......................................     739      724      682      648      655
  Capitalization .........................................      31       25       26       24       24
  Amortization - operating results .......................     (35)     (54)     (41)     (21)     (51)
  Amortization - realized investment gains and losses ....      (1)       3       (1)      (2)       2
  Impact of unrealized (gains) or losses on AFS securities     (10)     (16)     (18)       6      (18)
  Other ..................................................    --       --       --       --       --
                                                            ------   ------   ------   ------   ------
  Ending balance .........................................     724      682      648      655      612
                                                            ======   ======   ======   ======   ======

PROPERTY & CASUALTY INSURANCE:
  Beginning balance ......................................     134      143      137      137      141
  Capitalization .........................................     106       95      100      102       95
  Amortization - operating results .......................     (97)    (101)    (100)     (98)     (99)
  Amortization - realized investment gains and losses ....    --       --       --       --       --
  Impact of unrealized (gains) or losses on AFS securities    --       --       --       --       --
  Other ..................................................    --       --       --       --       --
                                                            ------   ------   ------   ------   ------
  Ending balance .........................................     143      137      137      141      137
                                                            ======   ======   ======   ======   ======

TOTAL U.S. CONSUMER DIVISION:
  Beginning balance ......................................   3,921    3,936    3,909    3,873    3,913
  Capitalization .........................................     207      195      202      203      193
  Amortization - operating results .......................    (171)    (193)    (203)    (174)    (210)
  Amortization - realized investment gains and losses ....      (1)       3       (1)      (2)       2
  Impact of unrealized (gains) or losses on AFS securities     (20)     (32)     (34)      13      (34)
  Other ..................................................    --       --       --       --       --
                                                            ------   ------   ------   ------   ------
  Ending balance .........................................   3,936    3,909    3,873    3,913    3,864
                                                            ======   ======   ======   ======   ======

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001


        U.S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL
                     LIFE INSURANCE AND PRIVATE CLIENT GROUP
                          (dollar amounts in millions)


  Year-to-date                                                                                 2000                  2001
----------------                                                                          --------------    -----------------------
 2001     2000                                                                             3Q        4Q       1Q       2Q       3Q
------  --------                                                                          -----    -----    -----    -----    -----
                        Individual Life Insurance:

                           Policy Surrender Experience:

 461     497                 Cash value of surrenders ...................................   141      144      180      149      132

                             Cash value of surrenders as a percentage of mean future
                                policy benefits, policyholders' account balances,
 3.7%    3.8%                   and separate account balances ...........................   3.2%     3.3%     4.3%     3.5%     3.2%


                           Death claims per $1,000 of in-force: (1)
 2.14   2.01                  Variable and universal life ...............................  2.06     2.22     2.22     1.65     2.53
 1.71   1.22                  Term life .................................................  2.05     1.10     1.07     1.25     2.78
 2.02   1.81                  Total, Individual Life Insurance segment ..................  2.10     1.88     1.88     1.55     2.61


  Year-to-date                                                                                 2000                   2001
----------------                                                                          --------------    -----------------------
 2001     2000                                                                             3Q        4Q       1Q       2Q       3Q
------  --------                                                                          -----    -----    -----    -----    -----

                        Private Client Group:

                          Non-Interest Revenues:

1,014   1,404                Commissions ................................................   404      385      370      345      299
  330     340                Fees .......................................................   118      124      115      103      112
   97     119                Other non-interest revenues ................................    19       18       30       32       35
-----   -----                                                                             -----    -----    -----    -----    -----
1,441   1,863                   Total non-interest revenues .............................   541      527      515      480      446
=====   =====                                                                             =====    =====    =====    =====    =====

4,590   6,636             Average customer margin lending balances ...................... 6,532    6,251    5,223    4,376    4,200



                         (1) Annualized, for interim reporting periods.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001


             U.S. CONSUMER DIVISION - SUPPLEMENTARY INFORMATION FOR
                        PROPERTY AND CASUALTY INSURANCE
                          (dollar amounts in millions)


  Year-to-date                                                                               2000                   2001
-------------------                                                                      --------------    -----------------------
 2001        2000                                                                         3Q        4Q       1Q       2Q       3Q
------     --------                                                                      -----    -----    -----    -----    -----
                      Earned premium:
   1,030        863    Automobile ...................................................      319      330      328      346      356
     334        316    Homeowners' ..................................................       96       97      109      112      113
      25         24    Other ........................................................        8        9        8        8        9
 -------    -------                                                                      -----    -----    -----    -----    -----
   1,389      1,203     Total earned premium ........................................      423      436      445      466      478
 =======    =======                                                                      =====    =====    =====    =====    =====

                      Loss ratio(1)(2):
   66.9%      63.3%    Automobile ..................................................     61.1%    58.3%    56.9%    74.1%    65.6%
   79.1%      69.2%    Homeowners' .................................................     71.9%    82.9%    79.5%    60.2%   108.1%
   69.5%      64.2%      Overall ...................................................     61.6%    64.7%    61.8%    70.5%    75.6%

                      Expense ratio(1)(3):
   31.2%      33.0%    Automobile ..................................................     37.7%    37.9%    32.0%    31.2%    30.3%
   36.8%      40.7%    Homeowners' .................................................     42.8%    62.6%    43.3%    34.8%    34.3%
   32.5%      35.0%      Overall ...................................................     39.0%    43.5%    34.3%    32.0%    31.3%

                      Combined ratio(4):
   98.1%      96.3%    Automobile ..................................................     98.8%    96.2%    88.9%   105.3%    95.9%
  115.9%     109.9%    Homeowners' .................................................    114.7%   145.5%   122.8%    95.0%   142.4%
  102.0%      99.2%      Overall ...................................................    100.6%   108.2%    96.1%   102.5%   106.9%

   44.1       35.1     Catastrophe losses (5) ......................................      7.4     10.0      3.3     26.6     14.2
   3.2%       2.7%     Effect of catastrophic losses on combined ratio..............      1.8%     2.3%     0.7%     5.7%     3.0%

                       Accident year combined ratio (6) ............................    110.0%   113.0%   106.1%   106.0%   106.9%

(1) Based on statutory data.
(2) Represents ratio of incurred losses and loss adjustment expenses to net earned premium.
(3) Represents ratio of operating expenses to net written premium.
(4) Represents the sum of loss ratio and expense ratio above.
(5) Represents losses and loss adjustment expenses attributable to catastrophes that are included in the combined ratio. We classify catastrophes as those events that are declared catastrophes by Property Claims Services, which is an industry organization that declares and tracks all property-related catastrophes causing insured property damage in the United States.
(6) Accident year combined ratios for annual periods reflect the combined ratios for accidents that occur in the indicated calendar year, restated to reflect subsequent changes in loss estimates for those claims based on cumulative loss data through the most recent balance sheet date. Accident year combined ratios for interim periods reflect the combined ratios for policies written in those periods, based on cumulative loss data through the respective balance sheet date of the indicated year. These ratios reflect any recoveries from stop-loss reinsurance contracts during the indicated periods.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

         COMBINED STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

   Year-to-date                                                                           2000                   2001
 -----------------    %                                                              --------------    --------------------------
  2001     2000     Change                                                             3Q       4Q       1Q        2Q        3Q
 ------  -------                                                                     -----    -----    ------    ------    ------
                             Revenues (1):
 1,882   1,634      15%       Premiums ............................................    528      556       610       622       650
   176     152      16%       Policy charges and fee income .......................     48       98        53        55        68
 2,064   2,106      -2%       Net investment income ...............................    686      711       705       688       671
                              Commissions, investment management fees, and
   309     324      -5%         other income ......................................    116      105        93       106       110
------  ------                                                                      ------   ------    ------    ------    ------
 4,431   4,216       5%          Total revenues ...................................  1,378    1,470     1,461     1,471     1,499
------  ------                                                                      ------   ------    ------    ------    ------

                            Benefits and Expenses (1):
 2,565   2,155      19%       Insurance and annuity benefits ......................    658      817       811       835       919
   890     932      -5%       Interest credited to policyholder account balances ..    314      292       279       304       307
     9      36     -75%       Interest expense ....................................     11        7         2         4         3
   (20)    (19)      5%       Deferral of acquisition costs .......................     (6)      (7)       (6)       (7)       (7)
     9      10     -10%       Amortization of acquisition costs ...................      2       13         3         4         2
   819     791       4%       General and administrative expenses .................    269      272       268       279       272
------  ------                                                                      ------   ------    ------    ------    ------
 4,272   3,905       9%         Total benefits and expenses .......................  1,248    1,394     1,357     1,419     1,496
------  ------                                                                      ------   ------    ------    ------    ------

   159     311     -49%     Adjusted operating income before income taxes .........    130       76       104        52         3
======  ======                                                                      ======   ======    ======    ======    ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

         COMBINING STATEMENTS OF OPERATIONS - EMPLOYEE BENEFITS DIVISION
                                  (in millions)

                                                              Nine Months Ended September 30, 2001  Quarter Ended September 30, 2001
                                                              ------------------------------------ ---------------------------------
                                                               Total                                Total
                                                              Employee                    Other    Employee                 Other
                                                              Benefits      Group       Employee   Benefits      Group     Employee
                                                              Division    Insurance     Benefits   Division    Insurance   Benefits
                                                             ----------   ---------    ---------   ---------   ---------   ---------
Revenues (1):
  Premiums ..................................................  1,882        1,869           13        650         658         (8)
  Policy charges and fee income .............................    176          119           57         68          50         18
  Net investment income .....................................  2,064          407        1,657        671         134        537
  Commissions, investment management fees,
    and other income ........................................    309           17          292        110           6        104
                                                              ------       ------       ------     ------      ------     ------
     Total revenues .........................................  4,431        2,412        2,019      1,499         848        651
                                                              ------       ------       ------     ------      ------     ------

Benefits and Expenses (1):
  Insurance and annuity benefits ............................  2,565        1,872          693        919         688        231
  Interest credited to policyholder account balances ........    890          163          727        307          57        250
  Interest expense ..........................................      9           (1)          10          3        --            3
  Deferral of acquisition costs .............................    (20)         (11)          (9)        (7)         (4)        (3)
  Amortization of acquisition costs .........................      9            1            8          2        --            2
  General and administrative expenses .......................    819          339          480        272         114        158
                                                              ------       ------       ------     ------      ------     ------
    Total benefits and expenses .............................  4,272        2,363        1,909      1,496         855        641
                                                              ------       ------       ------     ------      ------     ------

Adjusted operating income before income taxes ...............    159           49          110          3          (7)        10
                                                              ======       ======       ======     ======      ======     ======

                                                              Nine Months Ended September 30, 2000  Quarter Ended September 30, 2000
                                                              ------------------------------------ ---------------------------------
                                                               Total                                Total
                                                              Employee                    Other    Employee                 Other
                                                              Benefits      Group       Employee   Benefits      Group     Employee
                                                              Division    Insurance     Benefits   Division    Insurance   Benefits
                                                             ----------   ---------    ---------   ---------   ---------   ---------
Revenues (1):
  Premiums ..................................................  1,634        1,574           60        528         500         28
  Policy charges and fee income .............................    152           93           59         48          31         17
  Net investment income .....................................  2,106          354        1,752        686         118        568
  Commissions, investment management fees,
    and other income ........................................    324           18          306        116           6        110
                                                              ------       ------       ------     ------      ------     ------
   Total revenues ...........................................  4,216        2,039        2,177      1,378         655        723
                                                              ------       ------       ------     ------      ------      -----

Benefits and Expenses (1):
  Insurance and annuity benefits ............................  2,155        1,504          651        658         443        215
  Interest credited to policyholder account balances ........    932          145          787        314          51        263
  Interest expense ..........................................     36         --             36         11        --           11
  Deferral of acquisition costs .............................    (19)          (8)         (11)        (6)         (3)        (3)
  Amortization of acquisition costs .........................     10         --             10          2        --            2
  General and administrative expenses .......................    791          308          483        269         107        162
                                                              ------       ------       ------     ------      ------     ------
    Total benefits and expenses .............................  3,905        1,949        1,956      1,248         598        650
                                                              ------       ------       ------     ------      ------     ------

Adjusted operating income before income taxes ...............    311           90          221        130          57         73
                                                              ======       ======       ======     ======      ======     ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement                      PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

     EMPLOYEE BENEFITS DIVISION - SALES RESULTS AND ASSETS UNDER MANAGEMENT
                                  (in millions)

   Year-to-date                                                                     2000                      2001
------------------                                                          ------------------    -----------------------------
 2001        2000                                                             3Q          4Q         1Q         2Q         3Q
-------    -------                                                          -------    -------    -------    -------    -------
                     GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
    368        274     Group life (1) ...................................        58         47        274         30         64
    116        137     Group disability (2) .............................        29         25         64         18         34
-------    -------                                                          -------    -------    -------    -------    -------
    484        411           Total ......................................        87         72        338         48         98
=======    =======                                                          =======    =======    =======    =======    =======


                     OTHER EMPLOYEE BENEFITS - SALES AND
                     ASSETS UNDER MANAGEMENT:

                     Defined Contribution:

 26,046     25,788     Beginning total account value ....................    26,609     27,129     26,046     24,473     25,319
  2,907      4,032     Sales ............................................     1,399      1,407      1,255        923        729
 (2,784)    (2,896)    Withdrawals ......................................      (975)    (1,041)    (1,035)    (1,021)      (728)
 (3,459)       205     Change in market value and interest credited .....        96     (1,449)    (1,793)       944     (2,610)
-------    -------                                                          -------    -------    -------    -------    -------
 22,710     27,129     Ending total account value .......................    27,129     26,046     24,473     25,319     22,710
=======    =======                                                          =======    =======    =======    =======    =======
    123      1,136     Net sales ........................................       424        366        220        (98)         1
=======    =======                                                          =======    =======    =======    =======    =======

                       Asset management of ending total account value:
                          Proprietary ...................................    20,008     19,132     17,941     18,287     16,501
                          Non-proprietary ...............................     7,121      6,914      6,532      7,032      6,209
                                                                            -------    -------    -------    -------    -------
                            Total .......................................    27,129     26,046     24,473     25,319     22,710
                                                                            =======    =======    =======    =======    =======


                     Guaranteed Products:

 41,577     41,757     Beginning total account value ....................    41,377     41,751     41,577     40,461     39,920
  1,866      1,604     Sales ............................................       392        420        400      1,181        285
 (3,569)    (4,026)    Withdrawals and benefits .........................    (1,072)    (1,253)    (1,569)      (877)    (1,123)
  1,360      2,175     Change in market value and interest income .......       851        822        326        646        388
 (2,226)       241     Other (3) ........................................       203       (163)      (273)    (1,491)      (462)
-------    -------                                                          -------    -------    -------    -------    -------
 39,008     41,751     Ending total account value .......................    41,751     41,577     40,461     39,920     39,008
=======    =======                                                          =======    =======    =======    =======    =======

 (1,703)    (2,422)    Net sales ........................................      (680)      (833)    (1,169)       304       (838)
=======    =======                                                          =======    =======    =======    =======    =======

                       Product composition of ending total account value:
                          Spread-lending products .......................    19,351     19,184     19,069     19,020     18,841
                          Fee-based products ............................    22,400     22,393     21,392     20,900     20,167
                                                                            -------    -------    -------    -------    -------
                            Total .......................................    41,751     41,577     40,461     39,920     39,008
                                                                            =======    =======    =======    =======    =======

(1) Amounts do not include excess premiums, which are group universal life insurance premiums that build cash value but do not purchase face amounts.
(2) Includes long-term care products.
(3) Changes in asset balances for externally managed accounts.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

             EMPLOYEE BENEFITS DIVISION - SUPPLEMENTARY INFORMATION
                          (dollar amounts in millions)


                                                              2000                       2001
                                                         ----------------    ---------------------------
                                                          3Q         4Q        1Q        2Q         3Q
                                                         ------    ------    ------    ------    ------
 Future Policy Benefits (1):
   Group life ........................................    1,178     1,416     1,414     1,452     1,623
   Group disability (2) ..............................    1,472     1,496     1,538     1,557     1,571
   Other employee benefits ...........................   12,472    12,582    12,595    12,446    12,498
                                                         ------    ------    ------    ------    ------
         Total .......................................   15,122    15,494    15,547    15,455    15,692
                                                         ======    ======    ======    ======    ======

 Policyholder Account Balances (1):
   Group life ........................................    3,133     3,344     3,424     3,664     3,764
   Group disability (2) ..............................       27        51        45        41        57
   Other employee benefits ...........................   15,471    15,338    15,288    15,305    15,208
                                                         ------    ------    ------    ------    ------
         Total .......................................   18,631    18,733    18,757    19,010    19,029
                                                         ======    ======    ======    ======    ======

 Separate Account Liabilities (1):
   Group life ........................................    7,036     7,130     6,897     7,156     7,246
   Group disability (2) ..............................     --        --        --        --        --
   Other employee benefits ...........................   24,883    23,917    23,591    22,808    22,189
                                                         ------    ------    ------    ------    ------
         Total separate account ......................   31,919    31,047    30,488    29,964    29,435
                                                         ======    ======    ======    ======    ======

 Group Life Insurance:
   Gross premiums, policy charges and fee income (3)..      513       561       565       596       637
   Earned premiums, policy charges and fee income ....      411       492       501       529       579
   Benefits ratio ....................................     79.3%     82.3%     90.0%     94.7%     96.6%
   Administrative operating expense ratio ............     10.9%     11.6%     10.4%      9.7%      8.8%
   Persistency ratio .................................     95.4%     95.2%     98.8%     98.7%     97.9%

 Group Disability Insurance(2):
   Gross premiums, policy charges and fee income (3)..      122       125       129       131       141
   Earned premiums, policy charges and fee income ....      120       132       125       125       129
   Benefits ratio ....................................     97.6%    100.6%     88.5%     97.8%     99.2%
   Administrative operating expense ratio ............     19.9%     14.6%     23.3%     25.2%     22.0%
   Persistency ratio .................................     91.1%     90.6%     92.4%     91.3%     89.4%

(1) As of end of period.
(2) Group disability amounts include long-term care products.
(3) Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

           COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                  (in millions)

 Year-to date                                                                                     2000                2001
--------------       %                                                                      ---------------  -----------------------
 2001    2000     Change                                                                     3Q        4Q      1Q      2Q        3Q
------  ------                                                                              ------   ------  ------  ------   ------
                           Revenues (1):
 2,438   1,235     97%       Premiums ...................................................      423      445     454     903    1,081
   186      66    182%       Policy charges and fee income ..............................       23       26      24      78       84
   349     140    149%       Net investment income ......................................       48       55      50     129      170
   396     512    -23%       Commissions, investment management fees, and other income...      160      145     144     134      118
------  ------                                                                              ------   ------  ------  ------   ------
 3,369   1,953     73%          Total revenues ..........................................      654      671     672   1,244    1,453
------  ------                                                                              ------   ------  ------  ------   ------

                           Benefits and Expenses (1):
 1,924     938    105%       Insurance and annuity benefits ............................      329      327     337     752      835
    47       2   2250%       Interest credited to policyholder account balances ........        1     --         1      17       29
     5       2    150%       Interest expense ..........................................        2        2       2       2        1
  (390)   (295)    32%       Deferral of acquisition costs .............................      (99)    (109)   (114)   (143)    (133)
   117     108      8%       Amortization of acquisition costs .........................       32       38      38      35       44
   383     439    -13%       Securities operations non-interest expenses ...............      140      147     127     131      125
   885     497     78%       General and administrative expenses .......................      173      206     183     330      372
------  ------                                                                             ------   ------  ------  ------   ------
 2,971   1,691     76%         Total benefits and expenses .............................      578      611     574   1,124    1,273
------  ------                                                                             ------   ------  ------  ------   ------

   398     262     52%     Adjusted operating income before income taxes ...............       76       60      98     120      180
======  ======                                                                             ======   ======  ======  ======   ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

           COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL DIVISION
                                  (in millions)

                                                               Nine Months Ended September 30, 2001
                                                 -----------------------------------------------------------------
                                                                                                     International
                                                     Total       International     International       Securities
                                                 International Insurance excl.     Insurance -            and
                                                   Division     Gibraltar Life    Gibraltar Life (2)   Investments
                                                 ------------- ---------------    ------------------ -------------
Revenues (1):
  Premiums ....................................     2,438            1,351               1,087             --
  Policy charges and fee income ...............       186               71                 115             --
  Net investment income .......................       349              105                 197               47
  Commissions, investment management fees,
    and other income ..........................       396               28                   2              366
                                                   ------           ------              ------           ------
    Total revenues ............................     3,369            1,555               1,401              413
                                                   ------           ------              ------           ------

Benefits and Expenses (1):
  Insurance and annuity benefits ..............     1,924            1,019                 905             --
  Interest credited to policyholder
    account balances ..........................        47                3                  44             --
  Interest expense ............................         5                5                --               --
  Deferral of acquisition costs ...............      (390)            (346)                (44)            --
  Amortization of acquisition costs ...........       117              113                   3                1
  Securities operations non-interest expenses..       383             --                  --                383
  General and administrative expenses .........       885              507                 308               70
                                                   ------           ------              ------           ------
    Total benefits and expenses ...............     2,971            1,301               1,216              454
                                                   ------           ------              ------           ------

Adjusted operating income before income taxes..       398              254                 185              (41)
                                                   ======           ======              ======           ======

                                                               Nine Months Ended September 30, 2000
                                                 -----------------------------------------------------------------
                                                                                                     International
                                                     Total       International     International       Securities
                                                 International Insurance excl.      Insurance -           and
                                                   Division     Gibraltar Life    Gibraltar Life (2)   Investments
                                                 ------------- ---------------    ------------------ -------------
Revenues (1):
  Premiums ....................................     1,235            1,235                --               --
  Policy charges and fee income ...............        66               66                --               --
  Net investment income .......................       140               94                --                 46
  Commissions, investment management fees,
    and other income ..........................       512               13                --                499
                                                   ------           ------              ------           ------
     Total revenues ...........................     1,953            1,408                --                545
                                                   ------           ------              ------           ------

Benefits and Expenses (1):
  Insurance and annuity benefits ..............       938              938                --               --
  Interest credited to policyholder
     account balances .........................         2                2                --               --
  Interest expense ............................         2                2                --               --
  Deferral of acquisition costs ...............      (295)            (294)               --                 (1)
  Amortization of acquisition costs ...........       108              107                --                  1
  Securities operations non-interest expenses..       439             --                  --                439
  General and administrative expenses .........       497              442                --                 55
                                                   ------           ------              ------           ------
   Total benefits and expenses ................     1,691            1,197                --                494
                                                   ------           ------              ------           ------

Adjusted operating income before income taxes..       262              211                --                 51
                                                   ======           ======              ======           ======

                                                                      Quarter Ended September 30, 2001
                                                  --------------------------------------------------------------------
                                                                                                         International
                                                        Total        International     International        Securities
                                                    International   Insurance excl.    Insurance -            and
                                                       Division     Gibraltar Life    Gibraltar Life (2)   Investments
                                                  ---------------  ----------------   ------------------   -----------
Revenues (1):
  Premiums ....................................        1,081            458                 623                 --
  Policy charges and fee income ...............           84             25                  59                 --
  Net investment income .......................          170             37                 117                  16
  Commissions, investment management fees,
    and other income ..........................          118              8                   1                 109
                                                      ------         ------              ------              ------
    Total revenues ............................        1,453            528                 800                 125
                                                      ------         ------              ------              ------

Benefits and Expenses (1):
  Insurance and annuity benefits ..............          835            345                 490                 --
  Interest credited to policyholder
    account balances ..........................           29              1                  28                 --
  Interest expense ............................            1              1                --                   --
  Deferral of acquisition costs ...............         (133)          (113)                (20)                --
  Amortization of acquisition costs ...........           44             40                   3                   1
  Securities operations non-interest expenses..          125           --                  --                   125
  General and administrative expenses .........          372            178                 173                  21
                                                      ------         ------              ------              ------
    Total benefits and expenses ...............        1,273            452                 674                 147
                                                      ------         ------              ------              ------


Adjusted operating income before income taxes..          180             76                 126                 (22)
                                                      ======         ======              ======              ======

                                                                       Quarter Ended September 30, 2000
                                                  ---------------------------------------------------------------------
                                                                                                          International
                                                      Total         International     International        Securities
                                                  International    Insurance excl.     Insurance -            and
                                                     Division      Gibraltar Life    Gibraltar Life (2)   Investments
                                                  -------------    ---------------   ------------------   ------------
Revenues (1):
  Premiums ....................................         423              423               --                   --
  Policy charges and fee income ...............          23               23               --                   --
  Net investment income .......................          48               34               --                     14
  Commissions, investment management fees,
    and other income ..........................         160                4               --                    156
                                                     ------           ------             ------               ------
     Total revenues ...........................         654              484               --                    170
                                                     ------           ------             ------               ------

Benefits and Expenses (1):
  Insurance and annuity benefits ..............         329              329               --                   --
  Interest credited to policyholder
     account balances .........................           1                1               --                   --
  Interest expense ............................           2                2               --                   --
  Deferral of acquisition costs ...............         (99)             (99)              --                   --
  Amortization of acquisition costs ...........          32               32               --                   --
  Securities operations non-interest expenses..         140             --                 --                    140
  General and administrative expenses .........         173              153               --                     20
                                                     ------           ------             ------               ------
   Total benefits and expenses ................         578              418               --                    160
                                                     ------           ------             ------               ------

Adjusted operating income before income taxes..          76               66               --                     10
                                                     ======           ======             ======               ======

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through August 31, 2001.

                                                     PRUDENTIAL [LOGO] FINANCIAL
Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2001

      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
               (dollar amounts in millions unless otherwise noted)

       Year-to date                                                                    2000                   2001
---------------------------                                                      ----------------   --------------------------
   2001           2000                                                             3Q       4Q        1Q       2Q        3Q
------------  -------------                                                      ------   -------   ------   -------   -------
                               INTERNATIONAL INSURANCE OPERATING DATA:

                               GAAP exchange rate basis (1):
                                 Net premiums, policy charges and fee income:
   1,131          1,097            Japan, excluding Gibraltar Life ............    372       388       394      361       376
   1,202              -            Gibraltar Life  (2) ........................      -         -         -      520       682
     291            204            All other countries ........................     74        83        84      100       107
------------  -------------                                                      ------    ------    ------   ------    ------
   2,624          1,301                Total ..................................    446       471       478      981     1,165
============  =============                                                      ======    ======    ======   ======    ======

                                 Annualized new business premiums:
     283            244            Japan, excluding Gibraltar Life  ...........     83       115       114       92        77
      54              -            Gibraltar Life  (2) ........................      -         -         -       10        44
     159            103            All other countries ........................     37        47        48       60        51
------------  -------------                                                      ------    ------    ------   ------    ------
     496            347                Total                                       120       162       162      162       172
============  =============                                                      ======    ======    ======   ======    ======

                               Constant exchange rate basis (3):

                                 Net premiums, policy charges and fee income:
   1,268          1,091            Japan, excluding Gibraltar Life ............    372       394       433      412       423
   1,368              -            Gibraltar Life  (2) ........................      -         -         -      592       776
     325            202            All other countries ........................     74        85        90      114       121
------------  -------------                                                      ------    ------    ------   ------    ------
   2,961          1,293                Total ..................................    446       479       523    1,118     1,320
============  =============                                                      ======    ======    ======   ======    ======

                                Annualized new business premiums:
     317            243            Japan, excluding Gibraltar Life ............     84       116       125      105        87
      62              -            Gibraltar Life  (2) ........................      -         -         -       11        51
     179            101            All other countries ........................     35        49        53       69        57
------------  -------------                                                      ------    ------    ------   ------    ------
     558            344                Total  .................................    119       165       178      185       195
============  =============                                                      ======    ======    ======   ======    ======

                                Face amount of individual policies inforce at
                                  end of period (in billions):
                                   Japan, excluding Gibraltar Life  ...........    121       126       131      136       140
                                   Gibraltar Life  (2) ........................      -         -         -      299       275
                                   All other countries ........................     25        28        31       35        38
                                                                                 ------    ------    ------   ------    ------
                                       Total  .................................    146       154       162      470       453
                                                                                 ======    ======    ======   ======    ======

                               Number of individual policies in force at end
                                 of period (in thousands):
                                  Japan, excluding Gibraltar Life .............    772       805       858      892       918
                                  Gibraltar Life  (2) .........................      -         -         -    5,322     5,047
                                  All other countries .........................    337       376       410      452       492
                                                                                 ------    ------    ------   ------    ------
                                       Total ..................................  1,109     1,181     1,268    6,666     6,457
                                                                                 ======    ======    ======   ======    ======

(1) Translated based on applicable average exchange rate for the period shown.

(2) Results of Gibraltar Life are included from April 2, 2001, the date of reorganization, through August 31, 2001.

(3) Translated based on average exchange rates for the year ended December 31, 2000.

Prudential Financial, Inc.
Quarterly Financial Supplement                      PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

      INTERNATIONAL DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION
               (dollar amounts in millions unless otherwise noted)

                                                                                    2000                            2001
                                                                             ------------------      -------------------------------
                                                                               3Q          4Q          1Q         2Q           3Q
                                                                             ------      ------      ------      ------      -------
 International insurance policy persistency (1):

      13 months ........................................................       94.2%       94.0%       93.6%       93.1%       93.1%
      25 months ........................................................       88.0%       88.4%       88.2%       88.9%       88.9%


Number of Life Planners at end of period (2):
    Japan ..............................................................      1,770       1,811       1,802       1,853       1,944
    All other countries ................................................      1,598       1,684       1,632       1,837       2,055
                                                                             ------      ------      ------      ------      ------
        Total ..........................................................      3,368       3,495       3,434       3,690       3,999
                                                                             ======      ======      ======      ======      ======


Number of International Retail Financial Advisors
  at end of period .....................................................        608         620         643         632         646

Assets managed or administered for customers outside of the
  United States at end of period .......................................     35,587      34,061      32,802      66,388      62,642

(1) Excluding Gibraltar Life.

(2) Excluding Gibraltar Life Advisors.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001

                  COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                  (in millions)



 Year-to-date                                                                                2000               2001
-------------        %                                                                   -----------    --------------------
 2001    2000     Change                                                                  3Q      4Q      1Q      2Q      3Q
-----   -----                                                                            ----    ---     ---     ---     ---
                         Revenues (1):
   62      30      107%    Net investment income .....................................    14      22      19      24      19
  869     975      -11%    Commissions, investment management fees, and other income..   310     317     310     286     273
-----   -----                                                                           ----     ---     ---     ---     ---
  931   1,005       -7%      Total revenues .........................................    324     339     329     310     292
-----   -----                                                                           ----     ---     ---     ---     ---

                         Benefits and Expenses:
   11    --        --      Interest expense ..........................................   --        5       4       4       3
  228     236       -3%    Securities operations non-interest expenses ...............    73      88      73      85      70
  537     533        1%    General and administrative expenses .......................   185     206     174     189     174
-----   -----                                                                           ----     ---     ---     ---     ---
  776     769        1%      Total  benefits and expenses ...........................    258     299     251     278     247
-----   -----                                                                           ----     ---     ---     ---     ---

  155     236      -34%  Adjusted operating income before income taxes ...............    66      40      78      32      45
=====   =====                                                                           ====     ===     ===     ===     ===


                         Analysis of revenues by source:
                           Investment Management and Advisory Services segment:
  159     186     -15%        Retail customers .......................................    53      58      53      54      52
  294     297      -1%        Institutional customers ................................   127     112      97     104      93
  165     164       1%        General account ........................................    48      57      55      51      59
-----   -----                                                                           ----     ---     ---     ---     ---
  618     647      -4%               Subtotal ........................................   228     227     205     209     204
  313     358     -13%     Other Asset Management segment revenues ...................    96     112     124     101      88
-----   -----                                                                           ----     ---     ---     ---     ---
  931   1,005      -7%        Total revenues .........................................   324     339     329     310     292
=====   =====                                                                           ====     ===     ===     ===     ===

                         Analysis of commissions, investment management fees and
                           other revenues by type:
                           Investment Management and Advisory Services segment:
  557     598     -7%        Asset-based fee .........................................   196     189     183     188     186
   36      38     -5%        Transaction-based and other revenues ....................    24      28      14      10      12
-----   -----                                                                           ----     ---     ---     ---     ---
  593     636     -7%                Subtotal ........................................   220     217     197     198     198
  276     339    -19%    Other Asset Management ......................................    90     100     113      88      75
-----   -----                                                                           ----     ---     ---     ---     ---
  869     975    -11%        Total ...................................................   310     317     310     286     273
=====   =====                                                                           ====     ===     ===     ===     ===

                         (1) Revenues exclude realized investment gains, net of losses.

                                                     Prudential [LOGO] Financial
Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2001

         COMBINING STATEMENTS OF OPERATIONS - ASSET MANAGEMENT DIVISION
                                  (in millions)

                                                Nine Months Ended September 30, 2001      Quarter Ended September 30, 2001
                                              ----------------------------------------   ----------------------------------
                                                Total        Investment                    Total     Investment
                                                Asset        Management        Other       Asset     Management     Other
                                              Management     & Advisory        Asset     Management  & Advisory     Asset
                                               Division       Services      Management   Division    Services    Management
                                              ------------  -------------   ----------   ----------  ----------  ----------
Revenues (1):
  Net investment income .....................      62            25              37          19           6          13
  Commissions, investment management
    fees, and other income ..................     869           593             276         273         198          75
                                                  ---           ---             ---         ---         ---         ---
     Total revenues .........................     931           618             313         292         204          88
                                                  ---           ---             ---         ---         ---         ---

Benefits and Expenses:
  Interest expense ..........................      11            11             --            3           3         --
  Securities operations non-interest expenses     228           --              228          70         --           70
  General and administrative expenses .......     537           516              21         174         167           7
                                                  ---           ---             ---         ---         ---         ---
    Total benefits and expenses .............     776           527             249         247         170          77
                                                  ---           ---             ---         ---         ---         ---

Adjusted operating income before income taxes     155            91              64          45          34          11
                                                  ===           ===             ===         ===         ===         ===

                                                Nine Months Ended September 30, 2000      Quarter Ended September 30, 2000
                                              ----------------------------------------   ----------------------------------
                                                Total        Investment                    Total     Investment
                                                Asset        Management        Other       Asset     Management     Other
                                              Management     & Advisory        Asset     Management  & Advisory     Asset
                                               Division       Services      Management   Division    Services    Management
                                              ------------  -------------   ----------   ----------  ----------  ----------
Revenues (1):
  Net investment income ..................          30            11            19            14           8           6
  Commissions, investment management fees,
    and other income .....................         975           636           339           310         220          90
                                                 -----         -----         -----         -----       -----       -----
     Total revenues ......................       1,005           647           358           324         228          96
                                                 -----         -----         -----         -----       -----       -----

Benefits and Expenses:
  Interest expense .......................        --            --            --            --          --          --
  Securities operations non-interest
    expenses .............................         236          --             236            73        --            73
  General and administrative expenses ....         533           519            14           185         179           6
                                                 -----         -----         -----         -----       -----       -----
    Total benefits and expenses ..........         769           519           250           258         179          79
                                                 -----         -----         -----         -----       -----       -----

Adjusted operating income before
  income taxes ...........................         236           128           108            66          49          17
                                                 =====         =====         =====         =====       =====       =====

(1) Revenues exclude realized investment gains, net of losses.

                                                     Prudential [LOGO] Financial
Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2001

  ASSETS UNDER MANAGEMENT - INVESTMENT MANAGEMENT AND ADVISORY SERVICES SEGMENT
                                  (in billions)

                                                                                       September 30, 2001
                                                                        --------------------------------------------------
                                                                                       Fixed        Real
                                                                         Equity       Income       Estate        Total
                                                                        ----------- ------------ ------------ ------------
                                 Retail customers                             39.7         53.1          0.0         92.8
                                 Institutional customers                      35.2         39.6         10.1         84.9
                                 General account                               2.2        106.4          1.5        110.1
                                                                        ----------- ------------ ------------ ------------
                                             Total                            77.1        199.1         11.6        287.8
                                                                        =========== ============ ============ ============

                                                                                        September 30, 2000
                                                                        --------------------------------------------------
                                                                                       Fixed        Real
                                                                         Equity       Income       Estate        Total
                                                                        ----------- ------------ ------------ ------------

                                 Retail customers                             64.0         47.7          0.0        111.7
                                 Institutional customers                      51.1         37.4          9.3         97.8
                                 General account                               2.9        103.9          1.9        108.7
                                                                        ----------- ------------ ------------ ------------
                                             Total                           118.0        189.0         11.2        318.2
                                                                        =========== ============ ============ ============


          Year-to-date                                                          2000                           2001
    --------------------------                                          ----------------------   ----------------------------------
         2001          2000                                                 3Q          4Q            1Q           2Q         3Q
    ------------  ------------                                          ---------  -----------   -----------   ---------   --------
                                 Institutional Assets Under Management:

                                 Assets gathered by Asset Management
                                   division sales force:
        74.5          76.0          Beginning assets under management       76.6         77.4          74.5        70.5       70.4
         9.5          13.7          Additions to managed portfolio           5.1          4.8           3.9         3.2        2.4
       (12.2)        (12.6)         Withdrawals                             (3.0)        (4.6)         (3.0)       (5.0)      (4.2)
        (6.5)          0.3          Change in market value                  (1.3)        (3.1)         (4.9)        1.7       (3.3)
    ------------  ------------                                          ---------  -----------   -----------   ---------   --------
        65.3          77.4          Ending assets under management          77.4         74.5          70.5        70.4       65.3
                                 Other institutional assets under
        19.6          20.4         management                               20.4         20.6          19.0        20.3       19.6
    ------------  ------------                                          ---------  -----------   -----------   ---------   --------
                                 Total assets managed for institutional
        84.9          97.8         customers at end of period               97.8         95.1          89.5        90.7       84.9
    ============  ============                                          =========  ===========   ===========   =========   ========

                                                   PRUDENTIAL [LOGO] FINANCIAL


Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2001

                CONSOLIDATED INVESTMENT PORTFOLIO COMPOSITION
                                (in millions)


                                                                                   September 30, 2001
                                                                               ------------------------
                                                                                Amount       % of Total
                                                                               -------       ----------
    General Account (1):
       Fixed maturities:
          Public available for sale, at fair value........................      61,832          47.9%
          Public held to maturity, at amortized cost......................         336           0.3%
          Private available for sale, at fair value.......................      32,874          25.5%
          Private held to maturity, at amortized cost.....................          60           0.0%
      Trading account assets, at fair value...............................           8           0.0%
      Equity securities, at fair value....................................       1,911           1.5%
      Mortgage loans on real estate, at book value........................      15,046          11.6%
      Other long-term investments (2).....................................       4,335           3.4%
      Policy loans, at outstanding balance................................       8,337           6.5%
      Short term investments, at amortized cost...........................       4,304           3.3%
                                                                               -------         ------
         Total general account investments................................     129,043         100.0%
                                                                                               ======
    Gibraltar Life........................................................      25,627
    Invested assets of other entities and operations (3)..................      14,581
                                                                               -------
    Consolidated invested assets..........................................     169,251
    Invested assets of Traditional Participating Products segment.........      62,685
                                                                               -------

    Invested assets of Financial Services Businesses......................     106,566
                                                                               =======




                                                                                   December 31, 2000
                                                                               ------------------------
                                                                                Amount       % of Total
                                                                               -------       ----------
      General Account (1):
       Fixed maturities:
          Public available for sale, at fair value........................      62,454          47.6%
          Public held to maturity, at amortized cost......................         757           0.6%
          Private available for sale, at fair value.......................      21,294          16.2%
          Private held to maturity, at amortized cost.....................      11,686           8.9%
      Trading account assets, at fair value...............................           3           0.0%
      Equity securities, at fair value....................................       2,315           1.8%
      Mortgage loans on real estate, at book value........................      15,418          11.8%
      Other long-term investments (2).....................................       4,259           3.2%
      Policy loans, at outstanding balance................................       8,046           6.1%
      Short term investments, at amortized cost...........................       4,963           3.8%
                                                                               -------         ------
         Total general account investments................................     131,195         100.0%
                                                                                               ======

    Gibraltar Life........................................................           -
    Invested assets of other entities and operations (3)..................      17,320
                                                                               -------
    Consolidated invested assets..........................................     148,515
    Invested assets of Traditional Participating Products segment.........      62,273
                                                                               -------
    Invested assets of Financial Services Businesses......................      86,242
                                                                               =======



    Fixed Maturities by Credit Quality(1):




                                                                                           September 30, 2001
                                                                                -----------------------------------------
                                                                                 Amortized                     Estimated
                                                                                   Cost         % of Total     Fair Value
    Public Fixed Maturities:                                                    ----------      ----------     ----------


    NAIC Rating         Rating Agency Equivalent
    -----------         ------------------------
        1               Aaa, Aa, A .......................................         40,492          67.5%         42,346
        2               Baa ..............................................         14,606          24.3%         15,033
        3               Ba................................................          2,701           4.5%          2,683
        4               B.................................................          1,822           3.0%          1,700
        5               C and lower.......................................            298           0.5%            292
        6               In or near default................................            131           0.2%            133
                                                                                   ------         ------         ------
                 Total                                                             60,050         100.0%         62,187
                                                                                   ======         ======         ======

    Private Fixed Maturities:

    NAIC Rating         Rating Agency Equivalent
    -----------         -------------------------
         1               Aaa, Aa, A ......................................         10,351          32.8%         10,950
         2               Baa .............................................         16,013          50.8%         16,761
         3               Ba...............................................          3,119           9.9%          3,176
         4               B................................................          1,476           4.7%          1,412
         5               C and lower......................................            479           1.5%            521
         6               In or near default...............................            107           0.3%            119
                                                                                   ------         ------         ------
                 Total                                                             31,545         100.0%         32,939
                                                                                   ======         ======         ======



                                                                                            December 31, 2000
                                                                                -------------------------------------
                                                                                 Amortized                     Estimated
  Public Fixed Maturities:                                                         Cost         % of Total     Fair Value
                                                                                ----------      ----------      ---------

    NAIC Rating         Rating Agency Equivalent
    -----------         ------------------------
          1               Aaa, Aa, A .......................................       42,311          67.6%         43,208
          2               Baa ..............................................       15,346          24.5%         15,273
          3               Ba................................................        2,427           3.9%          2,401
          4               B.................................................        2,125           3.4%          2,004
          5               C and lower.......................................          369           0.6%            331
          6               In or near default................................           12           0.0%             11
                                                                                   ------         ------         ------
                   Total                                                           62,590         100.0%         63,228
                                                                                   ======         ======         ======


Private Fixed Maturities:

  NAIC Rating         Rating Agency Equivalent
  -----------         ------------------------
        1               Aaa, Aa, A .......................................         11,379          34.6%         11,631
        2               Baa ..............................................         16,122          49.0%         16,253
        3               Ba................................................          2,897           8.8%          2,843
        4               B.................................................          1,893           5.8%          1,792
        5               C and lower.......................................            405           1.2%            382
        6               In or near default................................            192           0.6%            228
                                                                                   ------         ------         ------
                 Total                                                             32,888         100.0%         33,129
                                                                                   ======         ======         ======


(1) Excludes investments of Gibraltar Life, securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

(2) Other long-term investments consist of real estate related interests, largely through joint ventures and partnerships, oil and gas investments, venture capital and private equity funds, and investment real estate held through direct ownership.

(3) Includes invested assets of securities brokerage, commercial and mortgage banking operations. Excludes assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2001


                                                     PRUDENTIAL [LOGO] FINANCIAL



                         CONSOLIDATED INVESTMENT RESULTS
                                  (in millions)





                                                                                    Quarter Ended September 30, 2001
                                                                                -----------------------------------------
                                                                                   Investment Income         Realized
                                                                              ----------------------------     Gains /
                                                                               Yield (3)        Amount        (Losses)
                                                                              -------------   ------------   ------------
    General Account (1):
       Fixed maturities....................................................       7.04%            1,619          (318)
       Equity securities...................................................       2.43%               13           (19)
       Mortgage loans on real estate.......................................       7.94%              301            (5)
       Policy loans........................................................       6.31%              130             -
       Short-term investments and cash equivalents.........................       3.28%              100             2
       Other investments...................................................       5.92%               63          (198)
                                                                              -------------   ------------   ------------
            Gross investment income before investment expenses.............       6.65%            2,226          (538)
            Investment expenses............................................      -0.53%             (175)            -
                                                                              -------------   ------------   ------------
              Total for General Account....................................       6.12%            2,051          (538)
                                                                              =============
    Gibraltar Life.........................................................                          117           (33)
    Investment results of other entities and operations (2)................                           74            (3)
    Less amount relating to discontinued operations and divested business..                            1             -
                                                                                              ------------   ------------
    Consolidated amount....................................................                        2,243          (574)
    Traditional Participating Products segment.............................                          955          (248)
                                                                                              ------------   ------------
    Financial Services Businesses..........................................                        1,288          (326)
                                                                                              ============   ============



                                                                                    Quarter Ended September 30, 2000
                                                                              -------------------------------------------
                                                                                   Investment Income          Realized
                                                                              ----------------------------     Gains /
                                                                               Yield (3)        Amount        (Losses)
                                                                              -------------  -------------  -------------
    General Account (1):
       Fixed maturities....................................................       7.44%            1,769           (302)
       Equity securities...................................................       3.04%               22             51
       Mortgage loans on real estate.......................................       7.92%              311             (9)
       Policy loans........................................................       6.24%              121              -
       Short-term investments and cash equivalents.........................       6.68%              157              1
       Other investments...................................................       7.04%               84             87
                                                                              -------------  -------------  -------------
            Gross investment income before investment expenses.............       7.28%            2,464           (172)
            Investment expenses............................................      -0.68%             (226)             -
                                                                              -------------  -------------  -------------
              Total for General Account....................................       6.60%            2,238           (172)
                                                                              =============
    Gibraltar Life.........................................................                            -              -
    Investment results of other entities and operations (2)................                          127              -
    Less amount relating to discontinued operations and divested business..                          (25)             -
                                                                                             -------------  -------------
    Consolidated amount....................................................                        2,340           (172)
    Traditional Participating Products segment.............................                        1,028             47
                                                                                             -------------  -------------
    Financial Services Businesses..........................................                        1,312           (219)
                                                                                             =============  =============



                                                                                 Nine Months Ended September 30, 2001
                                                                              -------------------------------------------
                                                                                   Investment Income          Realized
                                                                              ----------------------------     Gains /
                                                                               Yield (3)        Amount        (Losses)
                                                                              -------------   ------------   ------------
    General Account (1):
       Fixed maturities....................................................          7.43%          5,112           (325)
       Equity securities...................................................          1.96%             32            (40)
       Mortgage loans on real estate.......................................          8.21%            922             15
       Policy loans........................................................          6.42%            386              -
       Short-term investments and cash equivalents.........................          4.49%            357             (2)
       Other investments...................................................          7.47%            231             60
                                                                              -------------   ------------   ------------
            Gross investment income before investment expenses.............          7.13%          7,040           (292)
            Investment expenses............................................         -0.61%           (585)             -
                                                                              ------------    ------------   ------------
              Total for General Account....................................          6.52%          6,455           (292)
                                                                              =============
    Gibraltar Life.........................................................                           197             25
    Investment results of other entities and operations (2)................                           243             (3)
    Less amount relating to discontinued operations and divested business..                            (7)             -
                                                                                              ------------   ------------
    Consolidated amount....................................................                         6,888           (270)
    Traditional Participating Products segment.............................                         2,951           (273)
                                                                                              ------------   ------------
    Financial Services Businesses..........................................                         3,937              3
                                                                                              ============   ============




                                                                                 Nine Months Ended September 30, 2000
                                                                             --------------------------------------------
                                                                                   Investment Income          Realized
                                                                              ----------------------------     Gains /
                                                                               Yield (3)        Amount        (Losses)
                                                                              -------------  -------------  -------------
    General Account (1):
       Fixed maturities....................................................          7.51%          5,245           (846)
       Equity securities...................................................          2.60%             53            382
       Mortgage loans on real estate.......................................          8.12%            941              3
       Policy loans........................................................          6.29%            355              -
       Short-term investments and cash equivalents.........................          6.15%            413              5
       Other investments...................................................          8.24%            282            305
                                                                              -------------  -------------  -------------
            Gross investment income before investment expenses.............          7.33%          7,289           (151)
            Investment expenses............................................         -0.64%           (621)             -
                                                                              -------------  -------------  -------------
              Total for General Account....................................          6.69%          6,668           (151)
                                                                              =============
    Gibraltar Life.........................................................                             -              -
    Investment results of other entities and operations (2)................                           389              -
    Less amount relating to discontinued operations and divested business..                           (87)             -
                                                                                             -------------  -------------
    Consolidated amount....................................................                         6,970           (151)
    Traditional Participating Products segment.............................                         3,062             65
                                                                                             -------------  -------------
    Financial Services Businesses..........................................                         3,908           (216)
                                                                                             =============  =============



     (1) Excludes investments of Gibraltar Life, securities brokerage, commercial and mortgage banking operations, assets of our asset management operations managed for third parties, and separate account assets for which the customer assumes risks of ownership.

     (2) Investment income of securities brokerage, and mortgage and commercial banking operations.

     (3) Yields are annualized and based on quarterly average carrying values except for fixed maturities, equity securities and mortgage loans. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for mortgage loans are calculated gross of any allowance for losses on mortgage loans.

                                                     Prudential [LOGO] Financial

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2001


KEY DEFINITIONS AND FORMULAS

1. Attributed Equity:
---------------------

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Attributed equity for the Financial Services Businesses represents all of the Company's equity that is not included in the Traditional Participating Products segment.

2. Adjusted operating income before income taxes:
-------------------------------------------------

Income from continuing operations before income taxes, adjusted to exclude realized investment gains, net of losses and related charges; sales practices remedies and costs; and the results of divested businesses that we have sold but do not qualify for discontinued operations accounting treatment under generally accepted accounting principles.

3. After-tax adjusted operating income:
---------------------------------------

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

4. Assets Under Management:
---------------------------

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Client Assets:
-----------------

Fair market value of assets in client accounts of Prudential Securities and Prudential Bank, and trust client accounts, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

6. Earned Premiums:
-------------------

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

7. Financial Advisors (Domestic and International):
---------------------------------------------------

Financial advisors and securities brokers in our securities operations.

8. Financial Advisor Productivity (Domestic):
---------------------------------------------

Private Client Group total non-interest revenues, excluding revenues generated by the consumer bank and by the segment's retail trading operation divided by the average number of domestic Financial Advisors for the period. For interim reporting periods, the productivity measures are annualized.

9. General Account:
-------------------

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

10. Gibraltar Life Advisors:
----------------------------

Insurance representatives for Gibraltar Life.

11. Group Life Insurance and Group Disability Insurance Administrative Operating
--------------------------------------------------------------------------------
Expense Ratios:
---------------

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

12. Group Life Insurance and Group Disability Insurance Benefits Ratios:
------------------------------------------------------------------------

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13.  Insurance and Annuity Benefits
-----------------------------------

Total death benefits, annuity benefits, disability benefits, losses and loss adjustment expenses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

14.  International Life Planners:
---------------------------------

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

15.  New annualized premiums:
-----------------------------

Premiums from new sales that are expected to be collected over a one year period; does not include excess premiums, which are premiums that build cash value but do not purchase face amounts of insurance in force.

Prudential Financial, Inc.                           Prudential [LOGO] Financial
Quarterly Financial Supplement
Third Quarter 2001

KEY DEFINITIONS AND FORMULAS

16.  Policy Persistency - Group Insurance:
------------------------------------------

Percentage of prior year premiums that remain in force in the current period
  (excluding Serviceman's Group Life Insurance and Prudential Employee Benefit
  Plan).

17.  Policy Persistency - International Insurance:
--------------------------------------------------

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

18.  Prudential Agents:
-----------------------

Insurance agents in our insurance operations in the United States.

19.  Prudential Agent productivity:
-----------------------------------

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

20.  Separate Accounts:
-----------------------

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

21.  Wrap-Fee Products:
-----------------------

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement                       PRUDENTIAL [LOGO] FINANCIAL
Third Quarter 2001


    RATINGS AND INVESTOR INFORMATION

    INSURANCE CLAIMS PAYING RATINGS

    (as of December 31, 2001):

                                                                               A.M.         Standard &
                                                                               Best           Poor's        Moody's       Fitch
                                                                              -----         ----------     --------      -------
    The Prudential Insurance Company of America ............................  A             A+             A1            AA-
    PRUCO Life Insurance Company ...........................................  A             A+             A1            NR*
    PRUCO Life Insurance Company of New Jersey .............................  A             A+             A1            NR
    Prudential Property and Casualty Insurance Company .....................  A-            A              A1            NR
    The Prudential Property & Casualty Insurance Company of New Jersey .....  A-            NR             A1            NR
    The Prudential Life Insurance Co., Ltd. (Prudential of Japan) ..........  NR            AA-            NR            NR
    Gibraltar Life Insurance Company, Ltd. .................................  NR            A              A2            NR

    CREDIT RATINGS:

    (as of December 31, 2001):

    Prudential Financial, Inc.:
      Commercial Paper .....................................................  NR            A2             P2            F1
      Long-Term Senior Debt ................................................  NR            A-             A3            A


    The Prudential Insurance Company of America:
      Capital and surplus notes, due 2001-2005 .............................  NR            A-             A3            NR

    Prudential Funding, LLC:
      Commercial Paper .....................................................  NR            A1             P1            NR
      Long-Term Senior Debt ................................................  NR            A+             A2            NR

    Prudential Securities Group, Inc. ......................................  NR            BBB            NR            NR

    * NR indicates not rated.







    INVESTOR INFORMATION:

    Corporate Offices:                                                        Investor Information Hotline:

    Prudential Financial, Inc.                                                Dial 877-998-ROCK for additional printed information
    751 Broad Street                                                          or inquiries.
    Newark, New Jersey 07102

                                                                              Web Site:

                                                                              www.prudential.com